UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4098

Name of Registrant: Vanguard Chester Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2009 – September 30, 2010

Item 1: Reports to Shareholders

Vanguard PRIMECAP Fund
Annual Report

September 30, 2010

> Vanguard PRIMECAP Fund posted a solid return of about 10% for the 2010 fiscal year, just ahead of the return of the benchmark Standard & Poor’s 500 Index but behind the average return of peer funds.

> The fund’s industrial and consumer discretionary holdings were standout performers, but information technology and health care—the fund’s two largest sectors—were relative disappointments.

> The fund retained its significant performance lead over its comparative standards for the decade ended September 30, 2010.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Trustees Approve Advisory Agreement.	30
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2010

Total
Returns
Vanguard PRIMECAP Fund
Investor Shares	10.36%
Admiral™ Shares	10.46
S&P 500 Index	10.16
Multi-Cap Growth Funds Average	12.25
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2009, Through September 30, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Fund
Investor Shares	$55.10	$60.36	$0.447	$0.000
Admiral Shares	57.20	62.65	0.530	0.000

1

Chairman’s Letter

Dear Shareholder,

The 12%-plus gains notched by Vanguard PRIMECAP Fund, and the broad U.S. stock market, during the first half of the fiscal year gave way to modest losses in the second half. For the 12 months ended September 30, 2010, the fund returned 10.36% for Investor Shares (10.46% for Admiral Shares)—still ahead of the return of the benchmark Standard & Poor’s 500 Index but almost 2 percentage points behind the average return of multi-capitalization growth funds.

There are several distinctive aspects to the investment strategy of the fund’s advisor, PRIMECAP Management Company, that can cause the fund’s results to be out of step with those of its benchmark or peers. Perhaps most notable are outsized investments in information technology and health care and a patient, low-turnover style—features that have rewarded the fund’s shareholders over time. In the 2010 fiscal year, some disappointing stocks in these two key sectors held back results, but industrial and consumer discretionary holdings outperformed.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year, based on the highest tax bracket, later in this report.

Also, please note that on October 6, after the close of the period, Vanguard broadened the availability of our lower-cost Admiral Shares. We reduced the Admiral minimums on most of our actively

2

managed funds to $50,000 from $100,000, as part of our ongoing efforts to lower the cost of investing for our clients.

An upbeat end to a worrisome 12 months
Although global stock markets traced a ragged trajectory, they ultimately gained ground for the 12 months ended September 30. Europe’s sovereign debt crisis and a dispiriting lack of vigor in the U.S. economy weighed on stock prices through the spring and summer. In September, however, investor sentiment perked up, buoyed by continued signs of strength in corporate financial statements. The broad U.S. stock market rallied to close the 12-month period with a return of more than 11%. Small-capitalization stocks finished a few steps ahead of their large-cap counterparts.

International stock markets were a mixed bag: middling returns in Europe, stagnation in the Pacific region’s developed markets, and a return of more than 20% from emerging markets. The combined result, as measured by the MSCI All Country World Index ex USA, was a 12-month return of 8%.

Bond prices rallied, driving yields to surprising lows
Bonds produced strong 12-month returns, a gratifying performance that nevertheless raises questions about the prospects for total returns in a fixed income market where yields hover near all-time lows. At the start of the period, the 10-year U.S. Treasury note yielded 3.31%; at the end of the period, the figure was 2.51% as investors bid up bond prices. As yields move lower, of course, the scope for

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	10.75%	-6.79%	0.86%
Russell 2000 Index (Small-caps)	13.35	-4.29	1.60
Dow Jones U.S. Total Stock Market Index	11.51	-6.12	1.37
MSCI All Country World Index ex USA (International)	8.00	-6.98	4.72

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.16%	7.42%	6.20%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.81	6.04	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.01	2.47

CPI
Consumer Price Index	1.14%	1.57%	1.90%

3

continued declines—and the attendant rise in prices—diminishes. Corporate bonds performed best for the 12 months. Municipal bonds delivered solid, but more modest, returns.

As has been the case for almost two years now, the yields of money market securities remained near 0%, a consequence of the Federal Reserve Board’s efforts to stimulate the economy by keeping a tight lid on borrowing costs.

Consistent themes produced some inconsistent results
The key investment themes that have framed the advisor’s strategy in recent years have remained unchanged: strong conviction in the exceptional long-term growth prospects for technology and health care stocks and wariness about the financial sector. Even though the fund performed well this year, some of the holdings selected to capitalize on those themes were unable to do so. As a result, although information technology and health care stocks represented more than half of the portfolio’s market value, on average, they generally took a back seat as smaller sectors drove fund performance.

Industrial and consumer discretionary stocks benefited from a U.S. economy that was slowly on the mend. Together, these two sectors represented only about one-quarter of the fund’s market value, on average, but with gains of more than 25% each they accounted for well over half of the fund’s total return for the year. Among the best industrial contributors were air

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
PRIMECAP Fund	0.49%	0.37%	1.40%
The fund expense ratios shown are from the prospectus dated January 26, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the fund’s expense ratios were 0.45% for Investor Shares and 0.36% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Multi-Cap Growth Funds.

4

freight and logistics companies—including top-ten holding FedEx—as well as heavy machinery makers and Southwest Airlines. Rising consumer confidence lifted a broad cross section of companies, including top-ten holding DIRECTV.

The fund’s IT holdings generated mixed results, netting a high single-digit return for the fiscal year. The fortunes of software companies diverged notably. Top-ten holdings Oracle and Intuit, boosted by strong double-digit gains, each added about a percentage point to the fund’s total return, but Adobe Systems and Microsoft lost ground.

In health care, the fund earned an anemic return of less than 1% for reasons that seemed to have little to do with the eventual passage of health care reform legislation. Pharmaceutical giants Eli Lilly and Novartis, both top-ten holdings, notched double-digit gains while Roche Holding finished in the red. A similar dichotomy existed among biotech holdings: Amgen, the fund’s largest holding, lost ground while Biogen Idec advanced.

The apparent similarity between the fund’s return and that of the S&P 500 Index benchmark masked several substantial variations. While the index’s financial stocks declined, for example, the fund’s small stake in insurance companies delivered solid gains. Potash Corp. of Saskatchewan—a fertilizer maker, and takeover target, that is not included in the all-U.S. benchmark—was another big plus

Total Returns
Ten Years Ended September 30, 2010

Average
Annual Return
PRIMECAP Fund Investor Shares	2.20%
S&P 500 Index	-0.43
Multi-Cap Growth Funds Average	-3.76
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

for the fund. Nevertheless, these advantages were almost offset by weakness among the fund’s IT and health care holdings.

For more on the advisor’s strategy and outlook, please see the Advisor’s Report following this letter.

Ten-year performance remained out in front
For more than a quarter-century, share- holders have been well served by the advisor’s research-intensive, bottom-up approach to seeking reasonably priced companies that appear to have superior growth prospects. When PRIMECAP identifies such companies, it often invests wholeheartedly. For example, as of September 30, the fund’s ten largest holdings represented more than one- third of the portfolio’s assets, a level consistent with recent years but one that can magnify the impact of ups and downs in those holdings.

The decade ended September 30, 2010, was a challenging one that included two bear markets—the first characterized by the bursting of the technology bubble, and the second associated with the “Great Recession.” In this environment, the fund’s modest average annual return of about 2% placed it squarely ahead of the losses sustained by its comparative standards. And relatively low costs have helped shareholders keep more of the fund’s returns.

A patient approach can reap rewards
The up-and-down path of the U.S. stock market over the past 12 months was not unlike historical patterns of market returns from year to year. Also, over time, growth and value stocks have often traded places in the performance rankings, as have large- and small-cap stocks. Because we can’t predict such twists and turns, it helps to diversify your holdings among and within stocks, bonds, and money market funds, in proportions that are consistent with your risk tolerance and time horizon.

Vanguard PRIMECAP Fund can play an important role in such a balanced portfolio. The advisor’s patient and disciplined approach—more like the proverbial tortoise than the hare—can help you stay the course and reach your investment goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 11, 2010

6

Advisor’s Report

For the fiscal year ended September 30, 2010, Vanguard PRIMECAP Fund returned 10.36% for Investor Shares and 10.46% for Admiral Shares, slightly outpacing the 10.16% return of the unmanaged Standard & Poor’s 500 Index benchmark but trailing the 12.25% average return of multi-capitalization growth fund competitors. The fund’s holdings in industrial and consumer discretionary stocks were the most significant contributors to returns over the past fiscal year, while holdings in information technology and health care, the fund’s two largest sectors, detracted from the year’s results.

Investment environment
In a year characterized by considerable volatility in equity markets, the S&P 500 managed to gain slightly over 10%, largely on the strength of a rally in September 2010. Taking a longer perspective, the S&P 500 ended the fiscal year approximately 70% higher than its March 2009 low, but remains more than 25% below the peak levels reached in October 2007.

The National Bureau of Economic Research recently determined that the recession, which began in late 2007, officially ended in June 2009. However, growth in the U.S. economy continues to be modest, unemployment hovers near 10%, and housing markets remain weak. Uncertainty regarding the future course of tax rates, regulatory reforms, monetary and fiscal policies, and the overall fragility of the economic recovery cloud the investment outlook.

Although stock prices have risen dramatically over the past 18 months, valuations appear attractive, especially given the low interest rate environment. Corporate earnings have also improved as business activity has rebounded, allowing many companies to improve their balance sheets during this period. We have found compelling purchase opportunities over the past year in companies with strong growth prospects, solid balance sheets, and attractive valuations.

Management of the fund
Our investment philosophy and process have not changed. We rely on fundamental, in-depth research to find companies whose revenue and earnings will, in our opinion, grow more rapidly over a three-to-five-year horizon than current valuations might suggest. In doing so, we focus on assessing the fundamental value of a company relative to the market price of its stock.

This bottom-up, stock-by-stock investment strategy has led us to build and maintain significant investments in technology and health care companies that we believe offer superior appreciation potential. The following discussion focuses on these two sectors, which on average represented more than half of the fund’s market value (but less than one-third of the benchmark’s) during the fiscal year.

Technology
The fund’s information technology holdings, representing almost one-third of the fund’s market value, returned about

7

8% in the fiscal year but lagged the approximately 11% return of the technology sector in the S&P 500. While the past 12 months have been a challenging period for some of the fund’s holdings, we believe that technology remains an attractive investment area for several reasons. First, internet usage continues to grow, driven by social networking, e-commerce, and the emergence of new devices such as smartphones and tablet computers. Second, demand for semiconductors, computer hardware, and storage remains robust as consumers and enterprises generate ever greater amounts of data, photos, and videos. Third, emerging middle-class consumers in developing economies represent a vast new audience for technology products and services. Finally, technology companies have strong balance sheets with cash at record levels and reasonable stock valuations.

Adobe Systems and NVIDIA were two notable detractors from the fund’s performance. Adobe’s stock suffered from concerns regarding the future of its Flash technology. However, the technology remains popular and is used on 85 of the top 100 websites. Adobe remains well-positioned to benefit from the growth of the internet. Its Photoshop and Dreamweaver software products are the industry standards for the manipulation of images and the creation of websites, respectively. It is also the leading provider of document management software with its nearly ubiquitous PDF format. NVIDIA declined following the disappointing launch of its Tegra smartphone chip. Looking ahead, Fermi chips for discrete graphics, Tesla for supercomputing, and Tegra 2 for mobile internet devices are all promising new products.

On a positive note, Oracle and Intuit, both top-ten holdings, were significant contributors to the fund’s results, posting gains of 30% and more than 50%, respectively. In January, Oracle completed its acquisition of Sun Microsystems (whose products include computer servers and storage), giving the combined company an expanded presence in enterprise data centers. The company paid its first dividend in 2009; we believe it is reasonable to expect the company to increase dividends over time, given its strong cash generation and considerable cash reserves. Intuit successfully raised prices for both its TurboTax consumer and QuickBooks small-business software products. The company is also expanding into medical-payments processing and online banking software.

Overall, we remain optimistic about the fund’s overweight position in the technology sector. These well-capitalized companies are highly profitable and continue to invest in innovation that should drive future growth and profitability as they expand into new markets for their products and services.

Health care
The fund’s health care stocks returned less than 1% for the fiscal year, lagging the S&P 500 health care sector, which in turn

8

lagged the overall S&P 500. The sector has been challenged with unfavorable news this year. The Patient Protection and Affordable Care Act passed in March will lead to various forms of pricing pressure for the sector. The weak economy and high unemployment have emboldened employers to require more of their employees in terms of co-pays and sharing premiums for health care plans, thereby reducing demand for some health care products. European austerity measures have also hurt health care companies selling products in that region.

Despite these negatives, we remain optimistic about our health care holdings, which are concentrated in the biotech-nology, pharmaceutical, and medical device industries. The fund’s largest holding is Amgen. This biotechnology company recently received Food and Drug Administration (FDA) approval to market Prolia for the treatment of osteoporosis in post-menopausal women. Prolia is also awaiting an FDA decision on its use in treating skeletal-related events and may be considered for a third indication—to prevent bone metastases in cases of prostate cancer. We don’t believe Amgen’s below-market valuation reflects the potential of Prolia and other Amgen pipeline drugs to meet the tremendous demand from patients.

Pharmaceuticals makers Novartis and Eli Lilly, two of the fund’s largest holdings, showed double-digit gains for the year. Novartis has one of the most productive research and development platforms in the industry, with more products approved by the FDA than any other pharmaceutical company over the last decade. Novartis has also broadened its portfolio into areas with strong growth prospects, such as personal care products, vaccines, and eye care—the last of these through its purchase of Alcon. Eli Lilly has not been as successful as Novartis in developing and launching new drugs. Its recent launch of the blood thinner Effient has been disappointing. Concerns over patent expirations, especially for blockbusters Zyprexa and Cymbalta, weigh on the stock. Our thesis for Eli Lilly remains pinned on its low valuation and commitment to research and development; it has 30 products in late-stage clinical trials (phase two or three) or under regulatory review. Both Novartis and Eli Lilly are increasingly investing in biologic therapies, which should provide longer exclusivity periods than easy-to-copy, small-molecule therapies.

We remain optimistic that the fund’s overweight position in this sector will help results going forward. The pricing concerns raised by the recently passed health care legislation should be offset, in part, by the 30 million currently uninsured who will gain coverage as a result. We believe that pharmaceutical and medical device products currently in development will represent a far more efficient way, both in terms of cost and efficacy, to treat diseases like Alzheimer’s, diabetes, and cancer than the alternatives available today. Within the United States, baby boomers, the first of whom turn 65 next year, will provide two decades of increased

9

demand for health care products. Outside the United States, there is an even larger opportunity in the emerging markets, where people want better health care products as a critical component of a higher standard of living.

Other sector highlights
As a group, industrial and consumer discretionary stocks were the year’s best sectors in both the fund and the S&P 500. Stock selection and the fund’s slightly overweight positions helped its relative results. FedEx, Caterpillar, and Southwest Airlines were strong contributors; we believe that Southwest’s recently announced plan to acquire AirTran will prove to be a good strategic decision. Among consumer discretionary companies, some of the biggest contributors to results were DIRECTV, Amazon.com, and TJX Cos.

Given our long-standing concerns about leverage and lack of transparency in the banking sector, we generally remain negatively disposed toward financial stocks. The fund has only a modest stake in the sector, primarily in insurance companies, but its holdings fared well, in contrast to the financial sector’s decline in the S&P 500. In the materials sector, the fund’s holdings had mixed results. Monsanto struggled because of reports that its latest generation of seeds failed to produce expected yield gains. Conversely, Potash Corp. of Saskatchewan added more than a full percentage point to the fund’s return. In our view, the outlook for both Monsanto and Potash Corp. of Saskatchewan is very promising.

Outlook
Looking ahead to the 2011 fiscal year and beyond, we view the prospects for equity returns relative to most other asset classes as encouraging. With the earnings yield (a measure of valuation) on stocks approaching 8% versus less than 3% for a 10-year Treasury bond and less than 1% for a money market fund, we believe that stocks have significant potential for appreciation and that valuations are attractive. However, while we are on balance optimistic, our outlook is tempered by several macro-level concerns.

We are concerned that the current fiscal and monetary policies in the United States may ultimately lead to a rise in inflation and a weaker U.S. dollar—which recently touched a 15-year low against the Japanese yen and has weakened against the euro. Increased regulations and other government intervention into the private sector are even more troubling, as they distort economic incentives. We believe that market forces result in a more efficient allocation of resources than government programs.

Longer-term, the recent problems in Greece and other European countries demonstrate the challenge of sustaining fiscal policies that increase government spending more rapidly than the growth rate of the broader economy. The United States faces a similar challenge not only at the

10

federal level but also at the state and local government levels—where spending needs and future obligations are increasing faster than tax revenues.

Despite these concerns, we hold a generally positive outlook for U.S. equities. In addition to attractive valuations, we would highlight three factors. First, many U.S. corporations today generate a meaningful and increasing portion of their revenues and earnings from outside the United States. The opportunities for growth globally, particularly in developing economies, will result in many corporations increasing earnings more rapidly than the rate of economic growth in the United States. Second, we believe the pace of innovation in U.S. companies continues to accelerate. We expect that the substantial investments in research and development, particularly by health care and technology companies, will lead to new and unforeseen growth opportunities that are not reflected in current expectations. Finally, the balance sheets of corporate America are as strong and liquid as they have ever been. This will afford companies great financial flexibility during challenging economic times.

PRIMECAP Management Company
October 20, 2010

11

PRIMECAP Fund

Fund Profile
As of September 30, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VPMCX		VPMAX
Expense Ratio[1]	0.49%		0.37%
30-Day SEC Yield	0.72%		0.76%

Portfolio Characteristics
			DJ
			U.S. Total
	S&P 500		Market
	Fund	Index	Index
Number of Stocks	112	500	3,920
Median Market Cap $35.1B		$42.1B	$27.3B
Price/Earnings Ratio	16.5x	15.9x	17.1x
Price/Book Ratio	2.7x	2.1x	2.1x
Return on Equity	20.5%	20.5%	19.1%
Earnings Growth Rate	9.8%	6.2%	6.4%
Dividend Yield	1.4%	2.0%	1.8%
Foreign Holdings	13.8%	0.0%	0.0%
Turnover Rate	5%	—	—
Short-Term Reserves	1.6%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
	S&P 500		Market
	Fund	Index	Index
Consumer
Discretionary	12.8%	10.4%	11.7%
Consumer Staples	1.1	11.3	10.1
Energy	7.6	10.9	9.7
Financials	3.9	15.7	16.6
Health Care	21.7	11.7	11.2
Industrials	15.2	10.8	11.1
Information
Technology	30.4	18.8	19.0
Materials	7.0	3.5	4.2
Telecommunication
Services	0.2	3.2	2.9
Utilities	0.1	3.7	3.5

Volatility Measures
		DJ
	U.S. Total
	S&P 500	Market
	Index	Index
R-Squared	0.95	0.96
Beta	0.98	0.95
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Amgen Inc.	Biotechnology	4.5%
FedEx Corp.	Air Freight &
	Logistics	4.0
Eli Lilly & Co.	Pharmaceuticals	3.7
Potash Corp. of	Fertilizers &
Saskatchewan Inc.	Agricultural
	Chemicals	3.6
Novartis AG ADR	Pharmaceuticals	3.5
Oracle Corp.	Systems Software	3.5
Google Inc. Class A	Internet Software &
	Services	3.4
DIRECTV Class A	Cable & Satellite	3.3
Texas Instruments Inc.	Semiconductors	3.2
Intuit Inc.	Application
	Software	2.7
Top Ten		35.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the expense ratios were 0.45% for Investor Shares and 0.36% for Admiral Shares.

12

PRIMECAP Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2000, Through September 30, 2010
Initial Investment of $25,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
				Final Value
	One	Five	Ten	of a $25,000
	Year	Years	Years	Investment
PRIMECAP Fund Investor Shares	10.36%	3.81%	2.20%	$31,086
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	0.41	26,053
S&P 500 Index	10.16	0.64	-0.43	23,942
Multi-Cap Growth Funds Average	12.25	1.06	-3.76	17,046
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(11/12/2001)	Investment
PRIMECAP Fund Admiral Shares	10.46%	3.93%	6.01%	$83,936
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	3.53	68,032
S&P 500 Index	10.16	0.64	2.20	60,647
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

13

PRIMECAP Fund

Fiscal-Year Total Returns (%): September 30, 2000, Through September 30, 2010

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

14

PRIMECAP Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (98.7%)
Consumer Discretionary (12.6%)
*	DIRECTV Class A	21,771,607	906,352
1	Whirlpool Corp.	5,900,000	477,664
*	Amazon.com Inc.	2,446,000	384,169
^	Sony Corp. ADR	9,950,000	307,654
*	Kohl’s Corp.	5,172,400	272,482
	TJX Cos. Inc.	5,920,000	264,210
	Target Corp.	4,519,000	241,495
	Walt Disney Co.	5,635,000	186,575
*	Bed Bath & Beyond Inc.	3,650,975	158,489
	Mattel Inc.	4,247,800	99,653
	Best Buy Co. Inc.	1,575,000	64,307
	Lowe’s Cos. Inc.	2,450,000	54,611
	Carnival Corp.	1,358,000	51,889
*,^	Eastman Kodak Co.	9,000,000	37,800
			3,507,350
Consumer Staples (1.0%)
	Costco Wholesale Corp.	3,800,000	245,062
	Procter & Gamble Co.	510,000	30,585
	Kellogg Co.	278,000	14,042
	PepsiCo Inc.	44,000	2,923
	Avon Products Inc.	61,500	1,975
			294,587
Energy (7.5%)
	Noble Energy Inc.	6,300,000	473,067
	EOG Resources Inc.	3,816,000	354,773
	Schlumberger Ltd.	5,193,500	319,972
	Peabody Energy Corp.	5,837,100	286,076
	Hess Corp.	3,749,964	221,698
*	Plains Exploration &
	Production Co.	4,000,000	106,680
	Cenovus Energy Inc.	2,275,000	65,452
	Encana Corp.	1,885,000	56,984
	ConocoPhillips	900,000	51,687
	National Oilwell Varco Inc.	1,038,000	46,160
	Petroleo Brasileiro SA
	ADR Type A	1,100,000	36,102

			Market
			Value
		Shares	($000)
	Petroleo Brasileiro SA ADR	697,830	25,310
*	Transocean Ltd.	250,000	16,072
*	Southwestern Energy Co.	400,000	13,376
	Noble Corp.	200,000	6,758
			2,080,167
Financials (3.8%)
	Marsh &
	McLennan Cos. Inc.	17,500,000	422,100
*	Berkshire Hathaway Inc.
	Class B	2,500,000	206,700
	Discover Financial
	Services	10,140,800	169,149
	Chubb Corp.	2,550,000	145,324
	Bank of New York
	Mellon Corp.	1,900,000	49,647
	Progressive Corp.	1,500,000	31,305
	Aflac Inc.	400,000	20,684
	Wells Fargo & Co.	600,000	15,078
			1,059,987
Health Care (21.5%)
*	Amgen Inc.	22,670,000	1,249,344
	Eli Lilly & Co.	27,908,000	1,019,479
	Novartis AG ADR	16,939,765	976,916
	Roche Holding AG	5,340,400	729,670
	Medtronic Inc.	21,681,652	728,070
*,1	Biogen Idec Inc.	12,550,400	704,329
*	Boston Scientific Corp.	32,366,760	198,408
*	Life Technologies Corp.	3,226,000	150,622
	GlaxoSmithKline
	PLC ADR	3,410,000	134,763
	Johnson & Johnson	1,100,000	68,156
	Sanofi-Aventis SA ADR	165,000	5,486
			5,965,243
Industrials (15.1%)
	FedEx Corp.	12,992,470	1,110,856
	CH Robinson
	Worldwide Inc.	8,166,000	570,967
	Southwest Airlines Co.	34,521,300	451,193

15

PRIMECAP Fund

			Market
			Value
		Shares	($000)
	Caterpillar Inc.	4,695,800	369,466
	Honeywell
	International Inc.	8,354,500	367,097
	United Parcel Service Inc.
	Class B	3,520,000	234,749
	Boeing Co.	3,140,000	208,936
	Union Pacific Corp.	2,434,700	199,158
	Deere & Co.	2,438,700	170,172
*,1	Alaska Air Group Inc.	2,410,000	122,982
	Canadian Pacific
	Railway Ltd.	1,841,800	112,221
*	AMR Corp.	15,504,550	97,214
	Donaldson Co. Inc.	1,600,000	75,408
	Expeditors International
	of Washington Inc.	1,040,000	48,079
	Granite Construction Inc.	1,500,000	34,110
	Pall Corp.	205,000	8,536
	Norfolk Southern Corp.	53,100	3,160
	Rockwell Automation Inc.	25,000	1,543
			4,185,847
Information Technology (30.0%)
	Oracle Corp.	35,930,800	964,742
*	Google Inc. Class A	1,789,300	940,796
	Texas Instruments Inc.	33,216,900	901,507
*,1	Intuit Inc.	17,141,400	750,965
	Microsoft Corp.	28,090,000	687,924
*	Adobe Systems Inc.	24,200,000	632,830
	QUALCOMM Inc.	10,208,000	460,585
*	EMC Corp.	17,796,800	361,453
	Hewlett-Packard Co.	7,950,000	334,456
	Corning Inc.	16,280,400	297,606
	Telefonaktiebolaget LM
	Ericsson ADR	26,014,000	285,374
	Intel Corp.	13,900,000	267,297
*	Symantec Corp.	12,009,200	182,179
*	NVIDIA Corp.	15,300,000	178,704
	Accenture PLC Class A	4,136,200	175,747
*	Micron Technology Inc.	20,000,000	144,200
1	Plantronics Inc.	3,701,500	125,037
	Applied Materials Inc.	10,081,200	117,748
*	Motorola Inc.	12,870,000	109,781
	KLA-Tencor Corp.	2,955,000	104,105
	ASML Holding NV ADR	3,372,500	100,264
*	Rambus Inc.	2,500,000	52,100
*	Cisco Systems Inc.	1,640,000	35,916
*	eBay Inc.	1,300,000	31,720
	Activision Blizzard Inc.	2,840,000	30,729
*	Dell Inc.	1,150,000	14,904
*	Yahoo! Inc.	1,000,000	14,170
*	Entegris Inc.	2,583,472	12,065
	Altera Corp.	275,000	8,294
*	Apple Inc.	25,000	7,094
			8,330,292

		Market
		Value
	Shares	($000)
Materials (6.9%)
Potash Corp. of
Saskatchewan Inc.	6,900,000	993,876
Monsanto Co.	10,232,360	490,437
Praxair Inc.	1,850,000	166,981
Weyerhaeuser Co.	5,436,582	85,681
Domtar Corp.	1,023,560	66,101
Vulcan Materials Co.	1,560,000	57,595
Freeport-McMoRan
Copper & Gold Inc.	600,000	51,234
Alcoa Inc.	1,125,000	13,624
		1,925,529
Telecommunication Services (0.2%)
* Sprint Nextel Corp.	10,530,000	48,754

Utilities (0.1%)
* AES Corp.	1,922,600	21,821
NextEra Energy Inc.	179,440	9,760
		31,581
Total Common Stocks
(Cost $20,335,906)		27,429,337
Temporary Cash Investment (1.6%)
Money Market Fund (1.6%)
2,3 Vanguard Market
Liquidity Fund, 0.261%
(Cost $458,049)	458,049,120	458,049
Total Investments (100.3%)
(Cost $20,793,955)		27,887,386
Other Assets and Liabilities (-0.3%)
Other Assets		137,054
Liabilities[3]		(231,588)
		(94,534)
Net Assets (100%)		27,792,852

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		27,887,386
Receivables for Investment
Securities Sold		22,877
Receivables for Capital Shares Issued		94,401
Other Assets		19,776
Total Assets		28,024,440
Liabilities
Security Lending Collateral Payable
to Brokers		30,310
Payables for Capital Shares Redeemed		102,582
Other Liabilities		98,696
Total Liabilities		231,588
Net Assets		27,792,852

16

PRIMECAP Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	20,316,689
Undistributed Net Investment Income	185,535
Accumulated Net Realized Gains	196,809
Unrealized Appreciation (Depreciation)
Investment Securities	7,093,431
Foreign Currencies	388
Net Assets	27,792,852

Investor Shares—Net Assets
Applicable to 298,677,260 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	18,027,862
Net Asset Value Per Share—
Investor Shares	$60.36

Admiral Shares—Net Assets
Applicable to 155,863,560 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,764,990
Net Asset Value Per Share—
Admiral Shares	$62.65
See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $28,164,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $30,310,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Dividends[1,2]	416,724
Interest[2]	1,272
Security Lending	1,960
Total Income	419,956
Expenses
Investment Advisory Fees—Note B	59,697
The Vanguard Group—Note C
Management and Administrative—Investor Shares	39,327
Management and Administrative—Admiral Shares	12,105
Marketing and Distribution—Investor Shares	3,800
Marketing and Distribution—Admiral Shares	1,891
Custodian Fees	436
Auditing Fees	24
Shareholders’ Reports—Investor Shares	288
Shareholders’ Reports—Admiral Shares	122
Trustees’ Fees and Expenses	50
Total Expenses	117,740
Net Investment Income	302,216
Realized Net Gain (Loss)
Investment Securities Sold[2]	666,735
Foreign Currencies	(322)
Realized Net Gain (Loss)	666,413
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,737,834
Foreign Currencies	410
Change in Unrealized Appreciation (Depreciation)	1,738,244
Net Increase (Decrease) in Net Assets Resulting from Operations	2,706,873
1 Dividends are net of foreign withholding taxes of $11,151,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $10,961,000, $1,272,000, and $197,167,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

PRIMECAP Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	302,216	243,037
Realized Net Gain (Loss)	666,413	(440,539)
Change in Unrealized Appreciation (Depreciation)	1,738,244	(1,100,081)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,706,873	(1,297,583)
Distributions
Net Investment Income
Investor Shares	(142,413)	(153,471)
Admiral Shares	(84,478)	(88,655)
Realized Capital Gain
Investor Shares	—	(1,106,324)
Admiral Shares	—	(550,187)
Total Distributions	(226,891)	(1,898,637)
Capital Share Transactions
Investor Shares	(1,389,870)	709,425
Admiral Shares	(314,209)	619,198
Net Increase (Decrease) from Capital Share Transactions	(1,704,079)	1,328,623
Total Increase (Decrease)	775,903	(1,867,597)
Net Assets
Beginning of Period	27,016,949	28,884,546
End of Period[1]	27,792,852	27,016,949
1 Net Assets—End of Period includes undistributed net investment income of $185,535,000 and $128,854,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

PRIMECAP Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$55.10	$62.76	$77.82	$70.30	$64.79
Investment Operations
Net Investment Income	.631[1]	.500	.552	.460	.437
Net Realized and Unrealized Gain
(Loss) on Investments	5.076	(3.990)	(10.913)	11.500	7.367
Total from Investment Operations	5.707	(3.490)	(10.361)	11.960	7.804
Distributions
Dividends from Net Investment Income	(.447)	(.508)	(.476)	(.440)	(.386)
Distributions from Realized Capital Gains	—	(3.662)	(4.223)	(4.000)	(1.908)
Total Distributions	(.447)	(4.170)	(4.699)	(4.440)	(2.294)
Net Asset Value, End of Period	$60.36	$55.10	$62.76	$77.82	$70.30

Total Return[2]	10.36%	-4.01%	-13.96%	17.77%	12.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,028	$17,795	$19,234	$23,435	$21,828
Ratio of Total Expenses to
Average Net Assets	0.45%	0.49%	0.43%	0.43%	0.46%
Ratio of Net Investment Income to
Average Net Assets	1.05%[1]	1.02%	0.76%	0.62%	0.64%
Portfolio Turnover Rate	5%	4%	11%	11%	10%
1 Net investment income per share and the ratio of net investment income to average net assets include $.128 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

PRIMECAP Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$57.20	$65.19	$80.82	$73.03	$67.28
Investment Operations
Net Investment Income	.711[1]	.580	.664	.580	.562
Net Realized and Unrealized Gain
(Loss) on Investments	5.269	(4.160)	(11.327)	11.930	7.640
Total from Investment Operations	5.980	(3.580)	(10.663)	12.510	8.202
Distributions
Dividends from Net Investment Income	(.530)	(.612)	(.586)	(.570)	(.472)
Distributions from Realized Capital Gains	—	(3.798)	(4.381)	(4.150)	(1.980)
Total Distributions	(.530)	(4.410)	(4.967)	(4.720)	(2.452)
Net Asset Value, End of Period	$62.65	$57.20	$65.19	$80.82	$73.03

Total Return[2]	10.46%	-3.90%	-13.85%	17.91%	12.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,765	$9,222	$9,651	$10,565	$8,542
Ratio of Total Expenses to
Average Net Assets	0.36%	0.37%	0.31%	0.31%	0.31%
Ratio of Net Investment Income to
Average Net Assets	1.14%[1]	1.14%	0.88%	0.74%	0.79%
Portfolio Turnover Rate	5%	4%	11%	11%	10%
1 Net investment income per share and the ratio of net investment income to average net assets include $.133 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

21

PRIMECAP Fund

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

22

PRIMECAP Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2010, the investment advisory fee represented an effective annual rate of 0.21% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $4,879,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.95% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	26,699,667	729,670	—
Temporary Cash Investments	458,049	—	—
Total	27,157,716	729,670	—

23

PRIMECAP Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2010, the fund realized net foreign currency losses of $322,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $18,322,000 from undistributed net investment income, and $13,179,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2010, the fund had $261,351,000 of ordinary income and $169,081,000 of long-term capital gains available for distribution.

At September 30, 2010, the cost of investment securities for tax purposes was $20,795,848,000. Net unrealized appreciation of investment securities for tax purposes was $7,091,538,000, consisting of unrealized gains of $9,751,411,000 on securities that had risen in value since their purchase and $2,659,873,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2010, the fund purchased $1,345,593,000 of investment securities and sold $2,863,670,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,468,783	25,220	1,793,876	38,280
Issued in Lieu of Cash Distributions	140,568	2,343	1,244,348	27,869
Redeemed[1]	(2,999,221)	(51,839)	(2,328,799)	(49,652)
Net Increase (Decrease)—Investor Shares	(1,389,870)	(24,276)	709,425	16,497
Admiral Shares
Issued	936,594	15,542	1,108,415	22,881
Issued in Lieu of Cash Distributions	76,415	1,228	594,116	12,829
Redeemed[1]	(1,327,218)	(22,112)	(1,083,333)	(22,558)
Net Increase (Decrease)—Admiral Shares	(314,209)	(5,342)	619,198	13,152
1 Net of redemption fees for fiscal 2010 and 2009 of $1,493,000 and $2,430,000, respectively (fund totals).

24

PRIMECAP Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30, 2009		Proceeds from		Sept. 30, 2010
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Alaska Air Group Inc.	64,564	—	—	—	122,982
Biogen Idec Inc.	NA1	7,516	—	—	704,329
Intuit Inc.	493,050	—	6,886	—	750,965
Millipore Corp.	198,331	—	301,371	—	—
Plantronics Inc.	99,237	—	—	740	125,037
Whirlpool Corp.	418,711	—	8,480	10,221	477,664
	1,273,893			10,961	2,180,977
1 Not applicable—At September 30, 2009, the issuer was not an affiliated company of the fund.

I. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Chester Funds and the Shareholders of Vanguard PRIMECAP Fund: In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Fund (constituting a separate portfolio of Vanguard Chester Funds, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 8, 2010

Special 2010 tax information (unaudited) for Vanguard PRIMECAP Fund

This information for the fiscal year ended September 30, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $226,891,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Fund Investor Shares
Periods Ended September 30, 2010

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	10.36%	3.81%	2.20%
Returns After Taxes on Distributions	10.24	3.03	1.59
Returns After Taxes on Distributions and Sale of Fund Shares	6.90	3.21	1.74

Returns do not reflect the 1% fee on redemptions of shares held for less than one year.

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended September 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Fund	3/31/2010	9/30/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$980.67	$2.18
Admiral Shares	1,000.00	980.90	1.89
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.86	$2.23
Admiral Shares	1,000.00	1,023.16	1.93
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.38% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Trustees Approve Advisory Agreement

The board of trustees of Vanguard PRIMECAP Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. The firm has managed the fund since its inception in 1984. Six experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that have been overlooked by the market and are trading at attractive valuation levels.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the fund has underperformed its benchmark and peer group over the 12 months ended March 31, 2010, but has outperformed both during the 3-, 5-, and 10-year periods. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

31

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at Vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q590 112010

Vanguard Target Retirement Funds
Annual Report

September 30, 2010

Vanguard Target Retirement Income Fund
Vanguard Target Retirement 2005 Fund
Vanguard Target Retirement 2010 Fund
Vanguard Target Retirement 2015 Fund
Vanguard Target Retirement 2020 Fund
Vanguard Target Retirement 2025 Fund

> In a tumultuous 12 months, the six Target Retirement Funds in this report produced returns ranging from 8.97% to 10.12%.

> As U.S. stocks outperformed U.S. bonds, those funds with the largest allocation to stocks notched the highest 12-month returns.

> Toward the end of the period, we announced that we will shift some of the funds’ assets from U.S. stocks to international stocks. Vanguard research indicates that such a shift can provide better long-term diversification.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement Income Fund.	9
Target Retirement 2005 Fund.	19
Target Retirement 2010 Fund.	29
Target Retirement 2015 Fund.	39
Target Retirement 2020 Fund.	49
Target Retirement 2025 Fund.	59
Your Fund’s After-Tax Returns.	71
About Your Fund’s Expenses.	73
Glossary.	75

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2010
Total
Returns
Vanguard Target Retirement Income Fund	8.97%
Target Income Composite Index	9.07
Target Income Composite Average	9.74
Vanguard Target Retirement 2005 Fund	9.33%
Target 2005 Composite Index	9.41
Target 2005 Composite Average	10.08
Vanguard Target Retirement 2010 Fund	9.83%
Target 2010 Composite Index	9.97
Target 2010 Composite Average	10.70
Vanguard Target Retirement 2015 Fund	9.92%
Target 2015 Composite Index	10.10
Target 2015 Composite Average	10.89
Vanguard Target Retirement 2020 Fund	10.04%
Target 2020 Composite Index	10.20
Target 2020 Composite Average	10.93
Vanguard Target Retirement 2025 Fund	10.12%
Target 2025 Composite Index	10.29
Target 2025 Composite Average	10.96

Returns for the composite indexes are derived by applying the funds’ target allocations to the results of the following benchmarks: for U.S. stocks, the MSCI US Broad Market Index; for international stocks, the MSCI EAFE Index and the MSCI Emerging Markets Index; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays Capital U.S. Treasury Inflation Protected Securities Index; and for short-term reserves, the Citigroup Three-Month Treasury Bill Index.
Returns for the composite averages are derived by applying the funds’ target allocations to the average returns of the following mutual fund peer groups: fixed income funds, Treasury inflation-protected securities funds, money market funds, general equity funds, international funds, and emerging markets funds. These groups’ average returns are derived from data provided by Lipper Inc.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended September 30, 2010, global stock markets seemed to lurch from weakness to strength, ultimately generating solid 12-month returns. Bonds performed strongly throughout the year. The six Vanguard Target Retirement Funds covered in this report produced 12-month returns ranging from 8.97% for the Target Retirement Income Fund, which has the highest allocation to fixed income investments, to 10.12% for the Target Retirement 2025 Fund, which has the largest exposure to stocks.

Toward the end of the period, we announced plans to increase the funds’ allocations to international stocks by reducing their exposure to U.S. stocks. International stocks have historically accounted for about 20% of each Target Retirement Fund’s equity exposure. We plan to raise that allocation to about 30%.

Our research suggests that a higher international allocation can potentially provide better risk-return properties. In a related change, we will replace the three international stock funds currently used in the Target Retirement Funds with a single fund, Vanguard Total International Stock Index Fund. The fund will include both the large-capitalization stocks held by the current international funds and small-and mid-capitalization stocks, enhancing the funds’ diversification. Unlike the funds it replaces, the new fund also includes Canadian stocks.

An upbeat end to a worrisome 12 months
Although global stock markets traced a ragged trajectory, they gained ground for the 12 months ended September 30. Europe’s sovereign debt crisis and a dispiriting lack of vigor in the U.S. economy weighed on stock prices through the spring and summer. In September, however, investor sentiment perked up, buoyed by continued signs of strength in corporate financial statements. The broad U.S. stock market rallied to close the period with a return of more than 11%. Small-capitalization stocks finished a few steps ahead of their large-cap counterparts.

International stock markets were a mixed bag: middling returns in Europe, stagnation in the Pacific region’s developed markets, and a return of more than 20% from emerging markets. The combined result, as measured by the MSCI All Country World Index ex USA, was a 12-month return of 8%.

Bond prices rallied, driving yields to surprising lows
Bonds produced strong 12-month returns, a gratifying performance that nevertheless raised questions about the prospects for total returns in a fixed income market where yields hovered near all-time lows. At the start of the period, the 10-year U.S.

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	10.75%	-6.79%	0.86%
Russell 2000 Index (Small-caps)	13.35	-4.29	1.60
Dow Jones U.S. Total Stock Market Index	11.51	-6.12	1.37
MSCI All Country World Index ex USA (International)	8.00	-6.98	4.72

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.16%	7.42%	6.20%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.81	6.04	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.01	2.47

CPI
Consumer Price Index	1.14%	1.57%	1.90%

Treasury note yielded 3.31%; at the end, the figure was 2.51% as investors bid up bond prices. As yields move lower, the scope for continued declines—and the attendant rise in prices—diminishes. Corporate bonds performed best for the 12 months. Municipal bonds delivered solid, but more modest, returns.

As has been the case for almost two years now, the yields of money market securities remained near 0%, a consequence of the Federal Reserve Board’s efforts to stimulate the economy by keeping a tight lid on borrowing costs.

Equities led returns
The Vanguard Target Retirement Funds hold stock, bond, and money market funds in proportions consistent with investors’ progress toward retirement. Funds for those with a more distant retirement date have a greater exposure to equities, which over the long term have the potential to produce higher returns than bonds, albeit with more volatile ups and downs. For those investors who expect to retire sooner, the funds become more conservative in their asset allocation, with a higher weighting in bonds.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement Income Fund	0.17%	1.07%
Target Retirement 2005 Fund	0.17	1.11
Target Retirement 2010 Fund	0.17	1.19
Target Retirement 2015 Fund	0.17	1.24
Target Retirement 2020 Fund	0.18	1.27
Target Retirement 2025 Fund	0.18	1.30

The fund expense figures shown—drawn from the prospectus dated August 18, 2010—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2010, the annualized acquired fund fees and expenses were 0.17% for the Target Retirement Income Fund, 0.17% for the 2005 Fund, 0.17% for the 2010 Fund, 0.17% for the 2015 Fund, 0.17% for the 2020 Fund, and 0.18% for the 2025 Fund.

Peer groups are the composite averages listed on page 1. Their expense figures are derived by applying the funds’ target allocations to the average expense ratios of the following mutual fund peer groups: fixed income funds, Treasury inflation-protected securities funds, money market funds, general equity funds, international funds, and emerging markets funds. Average expense ratios for these groups are derived from data provided by Lipper Inc. and capture information through year-end 2009.

While all the Target Retirement Funds have a portion of their assets in traditional bonds, the funds designed for investors closest to or already in retirement—most notably the Income Fund and the 2005 Fund—also allocate some assets to Vanguard Inflation-Protected Securities Fund and Vanguard Prime Money Market Fund. The Inflation-Protected Securities Fund invests in bonds whose prices adjust for inflation, protecting investors from some of the erosion in purchasing power that rising prices can cause, while the money market fund helps preserve principal.

During the last 12 months, the 2025 fund posted the best return of the funds covered in this report. That 10.12% return was driven by the fund’s high exposure to U.S. equities, which accounted for 60% of its assets. With stocks outperforming bonds

Total Returns
Inception Through September 30, 2010

Average
Annual Return
Target Retirement Income Fund (Returns since inception: 10/27/2003)	5.14%
Target Income Composite Index	5.11
Target Income Composite Average	4.31
Target Retirement 2005 Fund (Returns since inception: 10/27/2003)	5.11%
Target 2005 Composite Index	5.17
Target 2005 Composite Average	4.36
Target Retirement 2010 Fund (Returns since inception: 6/7/2006)	4.24%
Target 2010 Composite Index	4.18
Target 2010 Composite Average	3.14
Target Retirement 2015 Fund (Returns since inception: 10/27/2003)	5.08%
Target 2015 Composite Index	5.04
Target 2015 Composite Average	4.36
Target Retirement 2020 Fund (Returns since inception: 6/7/2006)	3.23%
Target 2020 Composite Index	3.16
Target 2020 Composite Average	2.33
Target Retirement 2025 Fund (Returns since inception: 10/27/2003)	4.77%
Target 2025 Composite Index	4.74
Target 2025 Composite Average	4.16

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

for the period, those funds with a more distant retirement date benefited from their heavy weighting in equities.

The funds with less exposure to equities got a smaller boost from the stock market’s run. The Income Fund, designed for those investors in or near retirement, had the lowest 12-month return. With 24% of assets in U.S. equities, 6% in international stocks, 65% in bonds, and 5% in short-term reserves, the fund generated a total return of 8.97%.

The Target Retirement Funds invest in a number of Vanguard funds. Among those underlying funds the best return (nearly 20%) was produced by Vanguard Emerging Markets Stock Index Fund. Consistent with the relatively modest size of these markets, however, the Target Retirement Funds have small allocations to this fund—5% or less—limiting the impact of its results. The second-highest return (about 11%) came from Vanguard Total Stock Market Index Fund, a major driver of performance for those Target Retirement Funds aimed at investors with longer time horizons. The weakest contributor was Vanguard European Stock Index Fund, whose Investor Shares generated a total return of just 2.25% as concerns over the sovereign debt crisis in Europe mounted.

Low costs and indexing make for a successful strategy
All of the Vanguard Target Retirement Funds produced 12 -month returns in line with those of their composite indexes, as we would expect, but fell a few steps behind their peer-group benchmarks. These are hypothetical portfolios with the same allocation as their respective Target Retirement Funds, but in which the returns of each asset class are represented by the average returns of the relevant mutual funds—U.S. stock funds, international stock funds, and so on.

In general, this benchmark can help you assess whether you would have been better off implementing a particular asset allocation with Vanguard’s low-cost, index-fund-oriented strategy or with the actively managed funds that make up most of the peer groups. Although Vanguard’s approach trailed during the past fiscal year, it has on average produced superior returns since the funds’ inceptions.

Powerful principles for retirement investing
The financial markets have generated a tumultuous ride for investors over the last year. Continued high unemployment in the U.S. along with worries about the financial stability of some European nations hurt market performance for some of that time. But as investor confidence revived toward the end of the period, stock market investors were rewarded with double-digit returns.

A prudent response to the unpredictability of financial markets is to hold a low-cost portfolio that is well-diversified within asset classes and balanced among them, principles that are the foundation of the

Vanguard Target Retirement Funds. The funds represent Vanguard’s best thinking about how to benefit from long-term opportunities for growth while controlling risk as you save for retirement and then manage those savings after you’ve left the workforce. The funds can be an excellent choice for any investor, particularly those who lack the time or interest required for a hands-on approach to their portfolios.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2010

Your Fund’s Performance at a Glance
September 30, 2009, Through September 30, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Target Retirement Income Fund	$10.49	$11.13	$0.288	$0.000
Target Retirement 2005 Fund	$10.98	$11.71	$0.277	$0.000
Target Retirement 2010 Fund	$20.39	$21.87	$0.495	$0.000
Target Retirement 2015 Fund	$11.21	$12.03	$0.276	$0.000
Target Retirement 2020 Fund	$19.66	$21.17	$0.440	$0.000
Target Retirement 2025 Fund	$11.11	$11.97	$0.252	$0.000

Asset Allocation on September 30, 2010
			Short-Term
	Stocks	Bonds	Reserves
Target Retirement Income Fund	30.0%	65.1%	4.9%
Target Retirement 2005 Fund	35.0%	61.3%	3.7%
Target Retirement 2010 Fund	49.1%	50.7%	0.2%
Target Retirement 2015 Fund	59.6%	40.4%	0.0%
Target Retirement 2020 Fund	67.0%	33.0%	0.0%
Target Retirement 2025 Fund	74.7%	25.3%	0.0%

Note: The Income Fund’s allocations do not change. As of September 30, 2010, international stock weightings for the Income, 2005, 2010,
2015, 2020, and 2025 Funds were 6%, 7%, 10%, 12%, 13%, and 15% of assets, respectively.

Target Retirement Income Fund

Fund Profile
As of September 30, 2010

Total Fund Characteristics

Ticker Symbol	VTINX
30-Day SEC Yield	1.84%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	45.2%
Vanguard Total Stock Market Index Fund
Investor Shares	23.9
Vanguard Inflation-Protected Securities
Fund Investor Shares	19.9
Vanguard Prime Money Market Fund
Investor Shares	4.9
Vanguard European Stock Index Fund
Investor Shares	3.0
Vanguard Pacific Stock Index Fund
Investor Shares	1.6
Vanguard Emerging Markets Stock Index
Fund Investor Shares	1.5

Total Fund Volatility Measures
	Target	Barclays
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	1.00	0.34
Beta	0.99	1.22
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 18, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2010, the annualized acquired fund fees and expenses were 0.17%.

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement Income Fund	8.97%	4.74%	5.14%	$14,148
Barclays Capital U.S. Aggregate Bond
Index	8.16	6.20	5.55	14,536
Target Income Composite Index	9.07	4.67	5.11	14,126
Target Income Composite Average	9.74	3.70	4.31	13,392

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Treasury Inflation Protected Securities Index and the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, after which the Barclays Capital U.S. Aggregate Bond Index was replaced by the Barclays Capital U.S. Aggregate Float Adjusted Index; for short-term reserves, the Citigroup Three-Month Treasury Bill Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Target Income Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the fixed income funds average, Treasury inflation-protected securities funds average, general equity funds average, international funds average, money market funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement Income Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2010

Target Retirement Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)

Investment Companies (100.0%)
U.S. Stock Fund (23.9%)
Vanguard Total Stock Market Index Fund Investor Shares	30,517,739	867,009

International Stock Funds (6.2%)
Vanguard European Stock Index Fund Investor Shares	4,248,131	110,196
Vanguard Pacific Stock Index Fund Investor Shares	5,736,275	58,281
Vanguard Emerging Markets Stock Index Fund Investor Shares	1,953,832	55,958
		224,435
Bond Funds (64.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	151,240,371	1,631,884
Vanguard Inflation-Protected Securities Fund Investor Shares	54,242,977	719,804
		2,351,688
Money Market Funds (5.0%)
Vanguard Prime Money Market Fund Investor Shares	178,240,153	178,240
1 Vanguard Market Liquidity Fund, 0.261%	1,929,651	1,930
		180,170
Total Investment Companies (Cost $3,431,629)		3,623,302
Other Assets and Liabilities (0.0%)
Other Assets		12,295
Liabilities		(12,602)
		(307)
Net Assets (100%)
Applicable to 325,453,150 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		3,622,995
Net Asset Value Per Share		$11.13

Target Retirement Income Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	3,470,946
Undistributed Net Investment Income	1,952
Accumulated Net Realized Losses	(41,576)
Unrealized Appreciation (Depreciation)	191,673
Net Assets	3,622,995

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Income Distributions Received	81,997
Net Investment Income—Note B	81,997
Realized Net Gain (Loss) on Investment Securities Sold	(549)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	185,970
Net Increase (Decrease) in Net Assets Resulting from Operations	267,418

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	81,997	55,500
Realized Net Gain (Loss)	(549)	(31,945)
Change in Unrealized Appreciation (Depreciation)	185,970	108,639
Net Increase (Decrease) in Net Assets Resulting from Operations	267,418	132,194
Distributions
Net Investment Income	(81,428)	(55,814)
Realized Capital Gain	—	—
Total Distributions	(81,428)	(55,814)
Capital Share Transactions
Issued	1,674,140	930,456
Issued in Lieu of Cash Distributions	77,463	52,709
Redeemed	(777,327)	(643,011)
Net Increase (Decrease) from Capital Share Transactions	974,276	340,154
Total Increase (Decrease)	1,160,266	416,534
Net Assets
Beginning of Period	2,462,729	2,046,195
End of Period[1]	3,622,995	2,462,729
1 Net Assets—End of Period includes undistributed net investment income of $1,952,000 and $1,383,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.49	$10.19	$11.08	$10.52	$10.52
Investment Operations
Net Investment Income	.288	.268	.427	.430[1]	.439[1]
Capital Gain Distributions Received	—	—	—	—	.003[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.640	.302	(.878)	.540	.003
Total from Investment Operations	.928	.570	(.451)	.970	.445
Distributions
Dividends from Net Investment Income	(.288)	(.270)	(.439)	(.410)	(.430)
Distributions from Realized Capital Gains	—	—	—	—	(.015)
Total Distributions	(.288)	(.270)	(.439)	(.410)	(.445)
Net Asset Value, End of Period	$11.13	$10.49	$10.19	$11.08	$10.52

Total Return[2]	8.97%	5.84%	-4.23%	9.36%	4.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,623	$2,463	$2,046	$1,336	$822
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.21%	0.19%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.70%	2.78%	4.11%	4.03%	4.21%
Portfolio Turnover Rate	12%	29%[3]	14%	3%	22%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement Income Fund

For tax purposes, at September 30, 2010, the fund had $1,964,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $33,418,000 to offset future net capital gains of $4,561,000 through September 30, 2015, $5,771,000 through September 30, 2017, and $23,086,000 through September 30, 2018.

At September 30, 2010, the cost of investment securities for tax purposes was $3,439,799,000. Net unrealized appreciation of investment securities for tax purposes was $183,503,000, consisting of unrealized gains of $192,441,000 on securities that had risen in value since their purchase and $8,938,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2010, the fund purchased $1,341,543,000 of investment securities and sold $366,323,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	155,610	96,222
Issued in Lieu of Cash Distributions	7,185	5,415
Redeemed	(72,208)	(67,527)
Net Increase (Decrease) in Shares Outstanding	90,587	34,110

G. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements. In September 2010, the board of trustees approved changes in the fund’s international investments. In October 2010, the fund’s three international stock fund investments, Vanguard European Stock Index, Pacific Stock Index and Emerging Markets Stock Index Funds, were replaced by an investment in Vanguard Total International Stock Index Fund. In addition, the fund’s target international equity allocation will be increased from 20% to 30% of its total equity allocation.

Target Retirement 2005 Fund

Fund Profile
As of September 30, 2010

Total Fund Characteristics

Ticker Symbol	VTOVX
30-Day SEC Yield	1.88%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	43.9%
Vanguard Total Stock Market Index Fund
Investor Shares	28.0
Vanguard Inflation-Protected Securities
Fund Investor Shares	17.4
Vanguard Prime Money Market Fund
Investor Shares	3.7
Vanguard European Stock Index Fund
Investor Shares	3.4
Vanguard Pacific Stock Index Fund
Investor Shares	1.8
Vanguard Emerging Markets Stock Index
Fund Investor Shares	1.8

Total Fund Volatility Measures
		DJ
	Target 2005	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.90
Beta	1.00	0.44
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 18, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2005 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2010, the annualized acquired fund fees and expenses were 0.17%.

Target Retirement 2005 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement 2005 Fund	9.33%	4.26%	5.11%	$14,125
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	4.47	13,538
Target 2005 Composite Index	9.41	4.29	5.17	14,176
Target 2005 Composite Average	10.08	3.32	4.36	13,439

Target 2005 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Treasury Inflation Protected Securities Index and the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, after which the Barclays Capital U.S. Aggregate Index was replaced by the Barclays Capital U.S. Aggregate Float Adjusted Index; for short-term reserves, the Citigroup Three-Month Treasury Bill Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target 2005 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the fixed income funds average, general equity funds average, Treasury inflation-protected securities funds average, international funds average, money market funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2005 Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2010

Target Retirement 2005 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (28.0%)
Vanguard Total Stock Market Index Fund Investor Shares	21,669,744	615,638

International Stock Funds (7.1%)
Vanguard European Stock Index Fund Investor Shares	2,922,929	75,821
Vanguard Pacific Stock Index Fund Investor Shares	3,988,102	40,519
Vanguard Emerging Markets Stock Index Fund Investor Shares	1,413,706	40,488
		156,828
Bond Funds (61.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	89,178,025	962,231
Vanguard Inflation-Protected Securities Fund Investor Shares	28,792,471	382,076
		1,344,307
Money Market Fund (3.7%)
Vanguard Prime Money Market Fund Investor Shares	81,132,766	81,133
Total Investment Companies (Cost $2,081,955)		2,197,906
Other Assets and Liabilities (0.0%)
Other Assets		6,853
Liabilities		(6,809)
		44
Net Assets (100%)
Applicable to 187,761,478 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,197,950
Net Asset Value Per Share		$11.71

Target Retirement 2005 Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	2,123,404
Undistributed Net Investment Income	34,692
Accumulated Net Realized Losses	(76,097)
Unrealized Appreciation (Depreciation)	115,951
Net Assets	2,197,950

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Income Distributions Received	55,145
Net Investment Income—Note B	55,145
Realized Net Gain (Loss) on Investment Securities Sold	(5,672)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	132,956
Net Increase (Decrease) in Net Assets Resulting from Operations	182,429

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	55,145	46,436
Realized Net Gain (Loss)	(5,672)	(59,610)
Change in Unrealized Appreciation (Depreciation)	132,956	75,118
Net Increase (Decrease) in Net Assets Resulting from Operations	182,429	61,944
Distributions
Net Investment Income	(48,354)	(65,673)
Realized Capital Gain	—	—
Total Distributions	(48,354)	(65,673)
Capital Share Transactions
Issued	732,870	489,989
Issued in Lieu of Cash Distributions	47,561	64,712
Redeemed	(531,282)	(503,197)
Net Increase (Decrease) from Capital Share Transactions	249,149	51,504
Total Increase (Decrease)	383,224	47,775
Net Assets
Beginning of Period	1,814,726	1,766,951
End of Period[1]	2,197,950	1,814,726
1 Net Assets—End of Period includes undistributed net investment income of $34,692,000 and $27,901,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.98	$10.99	$12.31	$11.38	$11.14
Investment Operations
Net Investment Income	.293	.303	.439[1]	.420[1]	.408[1]
Capital Gain Distributions Received	—	—	—	—	.002[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.714	.114	(1.379)	.870	.149
Total from Investment Operations	1.007	.417	(.940)	1.290	.559
Distributions
Dividends from Net Investment Income	(.277)	(.427)	(.380)	(.360)	(.310)
Distributions from Realized Capital Gains	—	—	—	—	(.009)
Total Distributions	(.277)	(.427)	(.380)	(.360)	(.319)
Net Asset Value, End of Period	$11.71	$10.98	$10.99	$12.31	$11.38

Total Return[2]	9.33%	4.33%	-7.89%	11.56%	5.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,198	$1,815	$1,767	$1,473	$957
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.21%	0.18%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.71%	2.95%	3.71%	3.56%	3.68%
Portfolio Turnover Rate	21%	44%[3]	21%	6%	19%
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Notes to Financial Statements

Vanguard Target Retirement 2005 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2005 Fund

For tax purposes, at September 30, 2010, the fund had $34,684,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $65,839,000 to offset future net capital gains of $4,418,000 through September 30, 2015, $4,802,000 through September 30, 2017, and $56,619,000 through September 30, 2018. In addition, the fund realized losses of $3,297,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At September 30, 2010, the cost of investment securities for tax purposes was $2,088,909,000. Net unrealized appreciation of investment securities for tax purposes was $108,997,000, consisting of unrealized gains of $118,866,000 on securities that had risen in value since their purchase and $9,869,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2010, the fund purchased $687,888,000 of investment securities and sold $431,514,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	65,509	49,211
Issued in Lieu of Cash Distributions	4,316	6,706
Redeemed	(47,270)	(51,532)
Net Increase (Decrease) in Shares Outstanding	22,555	4,385

G. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements. In September 2010, the board of trustees approved changes in the fund’s international investments. In October 2010, the fund’s three international stock fund investments, Vanguard European Stock Index, Pacific Stock Index and Emerging Markets Stock Index Funds, were replaced by an investment in Vanguard Total International Stock Index Fund. In addition, the fund’s target international equity allocation will be increased from 20% to 30% of its total equity allocation.

Target Retirement 2010 Fund

Fund Profile
As of September 30, 2010

Total Fund Characteristics

Ticker Symbol	VTENX
30-Day SEC Yield	2.00%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	40.3%
Vanguard Total Stock Market Index Fund
Investor Shares	39.3
Vanguard Inflation-Protected Securities
Fund Investor Shares	10.4
Vanguard European Stock Index Fund
Investor Shares	4.8
Vanguard Pacific Stock Index Fund
Investor Shares	2.5
Vanguard Emerging Markets Stock Index
Fund Investor Shares	2.5
Vanguard Prime Money Market Fund
Investor Shares	0.2

Total Fund Volatility Measures
		DJ
	Target 2010	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.95
Beta	1.00	0.57
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 18, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2010 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2010, the annualized acquired fund fees and expenses were 0.17%.

Target Retirement 2010 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
		Since	Final Value
	One	Inception	of a $10,000
	Year	(6/7/2006)	Investment
Target Retirement 2010 Fund	9.83%	4.24%	$11,962
Dow Jones U.S. Total Stock Market
Index	11.51	0.58	10,251
Target 2010 Composite Index	9.97	4.18	11,934
Target 2010 Composite Average	10.70	3.14	11,429

Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Treasury Inflation Protected Securities Index and the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, after which the Barclays Capital U.S. Aggregate Index was replaced by the Barclays Capital U.S. Aggregate Float Adjusted Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target 2010 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the fixed income funds average, general equity funds average, Treasury inflation-protected securities funds average, international funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2010 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2010

Target Retirement 2010 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (39.4%)
Vanguard Total Stock Market Index Fund Investor Shares	58,843,136	1,671,733

International Stock Funds (9.8%)
Vanguard European Stock Index Fund Investor Shares	7,820,056	202,852
Vanguard Pacific Stock Index Fund Investor Shares	10,644,278	108,146
Vanguard Emerging Markets Stock Index Fund Investor Shares	3,741,190	107,148
		418,146
Bond Funds (50.7%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	158,702,678	1,712,402
Vanguard Inflation-Protected Securities Fund Investor Shares	33,162,744	440,070
		2,152,472
Money Market Funds (0.2%)
Vanguard Prime Money Market Fund Investor Shares	6,871,275	6,871
1 Vanguard Market Liquidity Fund, 0.261%	734,889	735
		7,606
Total Investment Companies (Cost $4,213,483)		4,249,957
Other Assets and Liabilities (-0.1%)
Other Assets		27,888
Liabilities		(31,313)
		(3,425)
Net Assets (100%)
Applicable to 194,204,805 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,246,532
Net Asset Value Per Share		$21.87

Target Retirement 2010 Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	4,212,840
Undistributed Net Investment Income	63,960
Accumulated Net Realized Losses	(66,742)
Unrealized Appreciation (Depreciation)	36,474
Net Assets	4,246,532

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Income Distributions Received	99,252
Net Investment Income—Note B	99,252
Realized Net Gain (Loss) on Investment Securities Sold	(24,327)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	274,253
Net Increase (Decrease) in Net Assets Resulting from Operations	349,178

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	99,252	76,525
Realized Net Gain (Loss)	(24,327)	(33,417)
Change in Unrealized Appreciation (Depreciation)	274,253	72,719
Net Increase (Decrease) in Net Assets Resulting from Operations	349,178	115,827
Distributions
Net Investment Income	(80,923)	(84,814)
Realized Capital Gain	—	—
Total Distributions	(80,923)	(84,814)
Capital Share Transactions
Issued	1,813,457	1,116,594
Issued in Lieu of Cash Distributions	80,380	84,413
Redeemed	(980,136)	(734,153)
Net Increase (Decrease) from Capital Share Transactions	913,701	466,854
Total Increase (Decrease)	1,181,956	497,867
Net Assets
Beginning of Period	3,064,576	2,566,709
End of Period[1]	4,246,532	3,064,576
1 Net Assets—End of Period includes undistributed net investment income of $63,960,000 and $45,631,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Financial Highlights

					June 7,
					2006[1], to
For a Share Outstanding			Year Ended September 30,		Sept. 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$20.39	$20.47	$23.54	$21.01	$20.00
Investment Operations
Net Investment Income	.520	.553	.744[2]	.730[2]	.230[2]
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.455	.046	(3.354)	1.980	.780
Total from Investment Operations	1.975	.599	(2.610)	2.710	1.010
Distributions
Dividends from Net Investment Income	(.495)	(.679)	(.460)	(.180)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.495)	(.679)	(.460)	(.180)	—
Net Asset Value, End of Period	$21.87	$20.39	$20.47	$23.54	$21.01

Total Return[3]	9.83%	3.47%	-11.30%	12.96%	5.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,247	$3,065	$2,567	$1,297	$75
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.21%	0.19%	0.20%	0.20%[4]
Ratio of Net Investment Income to
Average Net Assets	2.67%	3.15%	3.34%	3.26%	2.89%[4]
Portfolio Turnover Rate	19%	41%[5]	18%	4%	4%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Notes to Financial Statements

Vanguard Target Retirement 2010 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences are primarily attributed to tax deferral of losses on wash sales and will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2010 Fund

For tax purposes, at September 30, 2010, the fund had $63,980,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $31,681,000 to offset future net capital gains of $5,639,000 through September 30, 2017, and $26,042,000 through September 30, 2018. In addition, the fund realized losses of $7,238,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At September 30, 2010, the cost of investment securities for tax purposes was $4,241,326,000. Net unrealized appreciation of investment securities for tax purposes was $8,631,000, consisting of unrealized gains of $151,192,000 on securities that had risen in value since their purchase and $142,561,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2010, the fund purchased $1,628,159,000 of investment securities and sold $692,465,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	86,856	61,637
Issued in Lieu of Cash Distributions	3,896	4,824
Redeemed	(46,824)	(41,592)
Net Increase (Decrease) in Shares Outstanding	43,928	24,869

G. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements. In September 2010, the board of trustees approved changes in the fund’s international investments. In October 2010, the fund’s three international stock fund investments, Vanguard European Stock Index, Pacific Stock Index and Emerging Markets Stock Index Funds, were replaced by an investment in Vanguard Total International Stock Index Fund. In addition, the fund’s target international equity allocation will be increased from 20% to 30% of its total equity allocation.

Target Retirement 2015 Fund

Fund Profile
As of September 30, 2010

Total Fund Characteristics

Ticker Symbol	VTXVX
30-Day SEC Yield	2.05%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	47.3%
Vanguard Total Bond Market II Index Fund
Investor Shares	39.9
Vanguard European Stock Index Fund
Investor Shares	5.9
Vanguard Emerging Markets Stock Index
Fund Investor Shares	3.2
Vanguard Pacific Stock Index Fund
Investor Shares	3.2
Vanguard Inflation-Protected Securities
Fund Investor Shares	0.5

Total Fund Volatility Measures
		DJ
	Target 2015	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	0.65
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 18, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2010, the annualized acquired fund fees and expenses were 0.17%.

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement 2015 Fund	9.92%	3.59%	5.08%	$14,094
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	4.47	13,538
Target 2015 Composite Index	10.10	3.51	5.04	14,061
Target 2015 Composite Average	10.89	2.72	4.36	13,439

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target 2015 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the fixed income funds average, general equity funds average, international funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2015 Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2010

Target Retirement 2015 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (47.4%)
Vanguard Total Stock Market Index Fund Investor Shares	208,054,844	5,910,838

International Stock Funds (12.2%)
Vanguard European Stock Index Fund Investor Shares	28,326,849	734,799
Vanguard Emerging Markets Stock Index Fund Investor Shares	13,719,901	392,938
Vanguard Pacific Stock Index Fund Investor Shares	38,664,587	392,832
		1,520,569
Bond Funds (40.4%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	461,042,038	4,974,644
Vanguard Inflation-Protected Securities Fund Investor Shares	4,287,455	56,894
		5,031,538
Total Investment Companies (Cost $12,089,397)		12,462,945
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.261% (Cost $1,293)	1,293,387	1,293
Total Investments (100.0%) (Cost $12,090,690)		12,464,238
Other Assets and Liabilities (0.0%)
Other Assets		41,244
Liabilities		(39,606)
		1,638
Net Assets (100%)
Applicable to 1,036,134,924 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		12,465,876
Net Asset Value Per Share		$12.03

Target Retirement 2015 Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	12,081,125
Undistributed Net Investment Income	186,785
Accumulated Net Realized Losses	(175,582)
Unrealized Appreciation (Depreciation)	373,548
Net Assets	12,465,876

See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Income Distributions Received	288,630
Net Investment Income—Note B	288,630
Realized Net Gain (Loss) on Investment Securities Sold	(31,485)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	806,619
Net Increase (Decrease) in Net Assets Resulting from Operations	1,063,764

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	288,630	246,540
Realized Net Gain (Loss)	(31,485)	(91,822)
Change in Unrealized Appreciation (Depreciation)	806,619	219,284
Net Increase (Decrease) in Net Assets Resulting from Operations	1,063,764	374,002
Distributions
Net Investment Income	(247,227)	(258,747)
Realized Capital Gain	—	—
Total Distributions	(247,227)	(258,747)
Capital Share Transactions
Issued	3,937,991	2,786,028
Issued in Lieu of Cash Distributions	246,248	257,600
Redeemed	(2,042,392)	(1,454,916)
Net Increase (Decrease) from Capital Share Transactions	2,141,847	1,588,712
Total Increase (Decrease)	2,958,384	1,703,967
Net Assets
Beginning of Period	9,507,492	7,803,525
End of Period[1]	12,465,876	9,507,492
1 Net Assets—End of Period includes undistributed net investment income of $186,785,000 and $145,382,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.21	$11.34	$13.49	$12.10	$11.54
Investment Operations
Net Investment Income	.285	.307	.380[1]	.380[1]	.356[1]
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	.811	(.072)	(2.190)	1.320	.466
Total from Investment Operations	1.096	.235	(1.810)	1.700	.822
Distributions
Dividends from Net Investment Income	(.276)	(.365)	(.340)	(.310)	(.260)
Distributions from Realized Capital Gains	—	—	—	—	(.002)
Total Distributions	(.276)	(.365)	(.340)	(.310)	(.262)
Net Asset Value, End of Period	$12.03	$11.21	$11.34	$13.49	$12.10

Total Return[2]	9.92%	2.66%	-13.75%	14.25%	7.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,466	$9,507	$7,804	$6,619	$3,720
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.21%	0.18%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.62%	3.31%	3.02%	2.93%	3.04%
Portfolio Turnover Rate	19%	37%[3]	24%	5%	15%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences are primarily attributed to tax deferral of losses on wash sales and will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2015 Fund

For tax purposes, at September 30, 2010, the fund had $186,851,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $109,108,000 to offset future net capital gains of $15,575,000 through September 30, 2015, $16,755,000 through September 30, 2017, and $76,778,000 through September 30, 2018. In addition, the fund realized losses of $3,723,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At September 30, 2010, the cost of investment securities for tax purposes was $12,153,507,000. Net unrealized appreciation of investment securities for tax purposes was $310,731,000, consisting of unrealized gains of $414,620,000 on securities that had risen in value since their purchase and $103,889,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2010, the fund purchased $4,319,635,000 of investment securities and sold $2,131,233,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	343,338	285,886
Issued in Lieu of Cash Distributions	21,639	27,202
Redeemed	(177,195)	(152,578)
Net Increase (Decrease) in Shares Outstanding	187,782	160,510

G. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements. In September 2010, the board of trustees approved changes in the fund’s international investments. In October 2010, the fund’s three international stock fund investments, Vanguard European Stock Index, Pacific Stock Index and Emerging Markets Stock Index Funds, were replaced by an investment in Vanguard Total International Stock Index Fund. In addition, the fund’s target international equity allocation will be increased from 20% to 30% of its total equity allocation.

Target Retirement 2020 Fund

Fund Profile
As of September 30, 2010

Total Fund Characteristics

Ticker Symbol	VTWNX
30-Day SEC Yield	2.08%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	53.7%
Vanguard Total Bond Market II Index Fund
Investor Shares	33.0
Vanguard European Stock Index Fund
Investor Shares	6.5
Vanguard Pacific Stock Index Fund
Investor Shares	3.4
Vanguard Emerging Markets Stock Index
Fund Investor Shares	3.4

Total Fund Volatility Measures
		DJ
	Target 2020	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.98
Beta	1.00	0.73
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 18, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2010, the annualized acquired fund fees and expenses were 0.17%.

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
		Since	Final Value
	One	Inception	of a $10,000
	Year	(6/7/2006)	Investment
Target Retirement 2020 Fund	10.04%	3.23%	$11,471
Dow Jones U.S. Total Stock Market
Index	11.51	0.58	10,251
Target 2020 Composite Index	10.20	3.16	11,435
Target 2020 Composite Average	10.93	2.33	11,045

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Target 2020 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the fixed income funds average, general equity funds average, international funds average, and emerging markets funds average. Derived from data provided by Lipper Inc. "Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2020 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2010

Target Retirement 2020 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (53.6%)
Vanguard Total Stock Market Index Fund Investor Shares	167,685,076	4,763,933

International Stock Funds (13.4%)
Vanguard European Stock Index Fund Investor Shares	22,343,236	579,583
Vanguard Pacific Stock Index Fund Investor Shares	30,078,204	305,595
Vanguard Emerging Markets Stock Index Fund Investor Shares	10,661,881	305,356
		1,190,534
Bond Fund (32.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	271,552,259	2,930,049
Total Investment Companies (Cost $8,710,347)		8,884,516
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.261% (Cost $1,219)	1,219,011	1,219
Total Investments (99.9%) (Cost $8,711,566)		8,885,735
Other Assets and Liabilities (0.1%)
Other Assets		94,147
Liabilities		(89,670)
		4,477
Net Assets (100%)
Applicable to 419,983,851 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		8,890,212
Net Asset Value Per Share		$21.17

Target Retirement 2020 Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	8,674,935
Undistributed Net Investment Income	119,964
Accumulated Net Realized Losses	(78,856)
Unrealized Appreciation (Depreciation)	174,169
Net Assets	8,890,212

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Income Distributions Received	184,448
Net Investment Income—Note B	184,448
Realized Net Gain (Loss) on Investment Securities Sold	(47,295)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	578,699
Net Increase (Decrease) in Net Assets Resulting from Operations	715,852

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	184,448	129,443
Realized Net Gain (Loss)	(47,295)	(22,122)
Change in Unrealized Appreciation (Depreciation)	578,699	168,763
Net Increase (Decrease) in Net Assets Resulting from Operations	715,852	276,084
Distributions
Net Investment Income	(141,070)	(114,758)
Realized Capital Gain	—	—
Total Distributions	(141,070)	(114,758)
Capital Share Transactions
Issued	3,687,694	2,336,391
Issued in Lieu of Cash Distributions	140,582	114,502
Redeemed	(1,218,557)	(765,505)
Net Increase (Decrease) from Capital Share Transactions	2,609,719	1,685,388
Total Increase (Decrease)	3,184,501	1,846,714
Net Assets
Beginning of Period	5,705,711	3,858,997
End of Period[1]	8,890,212	5,705,711
1 Net Assets—End of Period includes undistributed net investment income of $119,964,000 and $76,586,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Financial Highlights

					June 7,
					2006[1], to
For a Share Outstanding			Year Ended September 30,		Sept. 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$19.66	$20.03	$24.15	$21.14	$20.00
Investment Operations
Net Investment Income	.510[2]	.539[2]	.619[2]	.600[2]	.190[2]
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.440	(.360)	(4.329)	2.600	.950
Total from Investment Operations	1.950	.179	(3.710)	3.200	1.140
Distributions
Dividends from Net Investment Income	(.440)	(.549)	(.410)	(.190)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.440)	(.549)	(.410)	(.190)	—
Net Asset Value, End of Period	$21.17	$19.66	$20.03	$24.15	$21.14

Total Return[3]	10.04%	1.44%	-15.61%	15.21%	5.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,890	$5,706	$3,859	$1,719	$117
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.21%	0.19%	0.20%	0.20%[4]
Ratio of Net Investment Income to
Average Net Assets	2.51%	3.19%	2.79%	2.61%	2.24%[4]
Portfolio Turnover Rate	14%	27%[5]	15%	4%	2%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences are primarily attributed to tax deferral of losses on wash sales and will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2020 Fund

For tax purposes, at September 30, 2010, the fund had $119,987,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $27,420,000 to offset future net capital gains of $6,167,000 through September 30, 2017, and $21,253,000 through September 30, 2018. In addition, the fund realized losses of $3,604,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At September 30, 2010, the cost of investment securities for tax purposes was $8,759,421,000. Net unrealized appreciation of investment securities for tax purposes was $126,314,000, consisting of unrealized gains of $217,942,000 on securities that had risen in value since their purchase and $91,628,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2010, the fund purchased $3,649,100,000 of investment securities and sold $996,018,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	182,806	136,945
Issued in Lieu of Cash Distributions	6,998	6,978
Redeemed	(60,060)	(46,344)
Net Increase (Decrease) in Shares Outstanding	129,744	97,579

G. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements. In September 2010, the board of trustees approved changes in the fund’s international investments. In October 2010, the fund’s three international stock fund investments, Vanguard European Stock Index, Pacific Stock Index and Emerging Markets Stock Index Funds, were replaced by an investment in Vanguard Total International Stock Index Fund. In addition, the fund’s target international equity allocation will be increased from 20% to 30% of its total equity allocation.

Target Retirement 2025 Fund

Fund Profile
As of September 30, 2010

Total Fund Characteristics

Ticker Symbol	VTTVX
30-Day SEC Yield	2.10%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	59.5%
Vanguard Total Bond Market II Index Fund
Investor Shares	25.3
Vanguard European Stock Index Fund
Investor Shares	7.4
Vanguard Emerging Markets Stock Index
Fund Investor Shares	3.9
Vanguard Pacific Stock Index Fund
Investor Shares	3.9

Total Fund Volatility Measures
		DJ
	Target 2025	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.98
Beta	1.00	0.80
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 18, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2010, the annualized acquired fund fees and expenses were 0.18%.

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement 2025 Fund	10.12%	2.74%	4.77%	$13,805
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	4.47	13,538
Target 2025 Composite Index	10.29	2.70	4.74	13,783
Target 2025 Composite Average	10.96	2.07	4.16	13,266

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target 2025 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the fixed income funds average, general equity funds average, international funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2025 Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2010

Target Retirement 2025 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (59.5%)
Vanguard Total Stock Market Index Fund Investor Shares	285,846,668	8,120,904

International Stock Funds (15.2%)
Vanguard European Stock Index Fund Investor Shares	38,749,572	1,005,164
Vanguard Emerging Markets Stock Index Fund Investor Shares	18,727,648	536,360
Vanguard Pacific Stock Index Fund Investor Shares	52,576,059	534,172
		2,075,696
Bond Fund (25.3%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	319,446,501	3,446,828
Total Investment Companies (Cost $13,374,642)		13,643,428
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.261% (Cost $3,482)	3,482,235	3,482
Total Investments (100.0%) (Cost $13,378,124)		13,646,910
Other Assets and Liabilities (0.0%)
Other Assets		50,230
Liabilities		(44,652)
		5,578
Net Assets (100%)
Applicable to 1,140,165,493 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		13,652,488
Net Asset Value Per Share		$11.97

Target Retirement 2025 Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	13,328,431
Undistributed Net Investment Income	174,601
Accumulated Net Realized Losses	(119,330)
Unrealized Appreciation (Depreciation)	268,786
Net Assets	13,652,488

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Income Distributions Received	284,420
Net Investment Income—Note B	284,420
Realized Net Gain (Loss) on Investment Securities Sold	(30,823)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	902,782
Net Increase (Decrease) in Net Assets Resulting from Operations	1,156,379

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	284,420	229,825
Realized Net Gain (Loss)	(30,823)	(38,499)
Change in Unrealized Appreciation (Depreciation)	902,782	128,992
Net Increase (Decrease) in Net Assets Resulting from Operations	1,156,379	320,318
Distributions
Net Investment Income	(237,667)	(228,472)
Realized Capital Gain	—	—
Total Distributions	(237,667)	(228,472)
Capital Share Transactions
Issued	4,234,050	2,825,666
Issued in Lieu of Cash Distributions	236,845	227,487
Redeemed	(1,668,731)	(982,865)
Net Increase (Decrease) from Capital Share Transactions	2,802,164	2,070,288
Total Increase (Decrease)	3,720,876	2,162,134
Net Assets
Beginning of Period	9,931,612	7,769,478
End of Period[1]	13,652,488	9,931,612
1 Net Assets—End of Period includes undistributed net investment income of $174,601,000 and $127,848,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.11	$11.49	$14.26	$12.51	$11.80
Investment Operations
Net Investment Income	.262	.279	.307	.300	.321[1]
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	.850	(.336)	(2.767)	1.740	.630
Total from Investment Operations	1.112	(.057)	(2.460)	2.040	.951
Distributions
Dividends from Net Investment Income	(.252)	(.323)	(.310)	(.290)	(.240)
Distributions from Realized Capital Gains	—	—	—	—	(.001)
Total Distributions	(.252)	(.323)	(.310)	(.290)	(.241)
Net Asset Value, End of Period	$11.97	$11.11	$11.49	$14.26	$12.51

Total Return[2]	10.12%	0.10%	-17.61%	16.51%	8.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,652	$9,932	$7,769	$6,721	$3,957
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.21%	0.18%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.42%	3.09%	2.59%	2.43%	2.66%
Portfolio Turnover Rate	11%	21%[3]	17%	4%	22%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2025 Fund

For tax purposes, at September 30, 2010, the fund had $174,663,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $76,280,000 to offset future net capital gains of $27,716,000 through September 30, 2015, $17,011,000 through September 30, 2017, and $31,553,000 through September 30, 2018. In addition, the fund realized losses of $3,566,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At September 30, 2010, the cost of investment securities for tax purposes was $13,417,670,000. Net unrealized appreciation of investment securities for tax purposes was $229,240,000, consisting of unrealized gains of $326,288,000 on securities that had risen in value since their purchase and $97,048,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2010, the fund purchased $4,155,157,000 of investment securities and sold $1,307,150,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	371,227	298,327
Issued in Lieu of Cash Distributions	20,776	24,835
Redeemed	(145,642)	(105,351)
Net Increase (Decrease) in Shares Outstanding	246,361	217,811

G. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements. In September 2010, the board of trustees approved changes in the fund’s international investments. In October 2010, the fund’s three international stock fund investments, Vanguard European Stock Index, Pacific Stock Index and Emerging Markets Stock Index Funds, were replaced by an investment in Vanguard Total International Stock Index Fund. In addition, the fund’s target international equity allocation will be increased from 20% to 30% of its total equity allocation.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2005 Fund, Vanguard Target Retirement 2010 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund and Vanguard Target Retirement 2025 Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2005 Fund, Vanguard Target Retirement 2010 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund and Vanguard Target Retirement 2025 Fund (constituting six separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) at September 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 8, 2010

Special 2010 tax information (unaudited) for Target Retirement Funds

This information for the fiscal year ended September 30, 2010, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
Target Retirement Income Fund	17,165
Target Retirement 2005 Fund	14,588
Target Retirement 2010 Fund	32,798
Target Retirement 2015 Fund	118,620
Target Retirement 2020 Fund	79,634
Target Retirement 2025 Fund	152,559

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement Income Fund	17.0%
Target Retirement 2005 Fund	20.1
Target Retirement 2010 Fund	28.5
Target Retirement 2015 Fund	34.8
Target Retirement 2020 Fund	41.3
Target Retirement 2025 Fund	47.2

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2010

			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement Income Fund
Returns Before Taxes	8.97%	4.74%	5.14%
Returns After Taxes on Distributions	8.08	3.59	3.98
Returns After Taxes on Distributions and Sale of Fund Shares	5.92	3.42	3.77

			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement 2005 Fund
Returns Before Taxes	9.33%	4.26%	5.11%
Returns After Taxes on Distributions	8.55	3.28	4.26
Returns After Taxes on Distributions and Sale of Fund Shares	6.19	3.11	3.94

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2010

		Since
	One	Inception
	Year	(6/7/2006)
Target Retirement 2010 Fund
Returns Before Taxes	9.83%	4.24%
Returns After Taxes on Distributions	9.14	3.65
Returns After Taxes on Distributions and Sale of Fund Shares	6.56	3.34

			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement 2015 Fund
Returns Before Taxes	9.92%	3.59%	5.08%
Returns After Taxes on Distributions	9.26	2.84	4.43
Returns After Taxes on Distributions and Sale of Fund Shares	6.66	2.71	4.07

		Since
	One	Inception
	Year	(6/7/2006)
Target Retirement 2020 Fund
Returns Before Taxes	10.04%	3.23%
Returns After Taxes on Distributions	9.48	2.77
Returns After Taxes on Distributions and Sale of Fund Shares	6.76	2.56

			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement 2025 Fund
Returns Before Taxes	10.12%	2.74%	4.77%
Returns After Taxes on Distributions	9.59	2.15	4.25
Returns After Taxes on Distributions and Sale of Fund Shares	6.85	2.10	3.90

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2010	9/30/2010	Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$1,042.23	$0.87
Target Retirement 2005 Fund	$1,000.00	$1,038.12	$0.87
Target Retirement 2010 Fund	$1,000.00	$1,031.12	$0.87
Target Retirement 2015 Fund	$1,000.00	$1,024.70	$0.86
Target Retirement 2020 Fund	$1,000.00	$1,019.26	$0.86
Target Retirement 2025 Fund	$1,000.00	$1,013.55	$0.91
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.22	$0.86
Target Retirement 2005 Fund	$1,000.00	$1,024.22	$0.86
Target Retirement 2010 Fund	$1,000.00	$1,024.22	$0.86
Target Retirement 2015 Fund	$1,000.00	$1,024.22	$0.86
Target Retirement 2020 Fund	$1,000.00	$1,024.22	$0.86
Target Retirement 2025 Fund	$1,000.00	$1,024.17	$0.91

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.17%, 0.17%, 0.17%, 0.17%, 0.17%, and 0.18%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at Vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080 112010

Vanguard Target Retirement Funds
Annual Report

September 30, 2010

Vanguard Target Retirement 2030 Fund
Vanguard Target Retirement 2035 Fund
Vanguard Target Retirement 2040 Fund
Vanguard Target Retirement 2045 Fund
Vanguard Target Retirement 2050 Fund
Vanguard Target Retirement 2055 Fund

> In a tumultuous year, the Target Retirement Funds in this report produced 12-month returns ranging from 10.21% to 10.26%. Target Retirement 2055 Fund, which was introduced toward the end of the period, returned 4.90% in the weeks after its inception.

> As U.S. stocks outperformed U.S. bonds, those funds with the largest allocation to stocks notched the highest 12-month returns.

> Toward the end of the period, we announced that we will shift some of the funds’ assets from U.S. stocks to international stocks. Vanguard research indicates that such a shift can provide better long-term diversification.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement 2030 Fund.	9
Target Retirement 2035 Fund.	19
Target Retirement 2040 Fund.	29
Target Retirement 2045 Fund.	39
Target Retirement 2050 Fund.	49
Target Retirement 2055 Fund.	59
Your Fund’s After-Tax Returns.	70
About Your Fund’s Expenses.	72
Glossary.	74

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2010
Total
Returns
Vanguard Target Retirement 2030 Fund	10.21%
Target 2030 Composite Index	10.36
Target 2030 Composite Average	10.97
Vanguard Target Retirement 2035 Fund	10.24%
Target 2035 Composite Index	10.38
Target 2035 Composite Average	10.95
Vanguard Target Retirement 2040 Fund	10.23%
Target 2040 Composite Index	10.38
Target 2040 Composite Average	10.95
Vanguard Target Retirement 2045 Fund	10.23%
Target 2045 Composite Index	10.38
Target 2045 Composite Average	10.95
Vanguard Target Retirement 2050 Fund	10.26%
Target 2050 Composite Index	10.38
Target 2050 Composite Average	10.95
Vanguard Target Retirement 2055 Fund (Inception: 8/18/2010)	4.90%
Target Retirement 2055 Composite Index	4.98
Target 2055 Composite Average	5.61

Returns for the composite indexes are derived by applying the funds’ target allocations to the results of the following benchmarks: for U.S. stocks, the MSCI US Broad Market Index; for international stocks, the MSCI EAFE Index and the MSCI Emerging Markets Index; and for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter.
Returns for the composite averages are derived by applying the funds’ target allocations to the average returns of the following mutual fund peer groups: fixed income funds, general equity funds, international funds, and emerging markets funds. These groups’ average returns are derived from data provided by Lipper Inc.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended September 30, 2010, global stock markets seemed to lurch from weakness to strength, ultimately generating solid 12-month returns. Bonds performed strongly throughout the year. The Vanguard Target Retirement Funds covered in this report produced 12-month returns ranging from 10.21% for the Target Retirement 2030 Fund, which has the highest allocation to fixed income investments, to 10.26% for the Target Retirement 2050 Fund, which has the largest exposure to stocks. The Target Retirement 2055 Fund, introduced in mid-August, returned 4.90% in its first month-and-a-half of operation.

Toward the end of the period, we announced plans to increase the funds’ allocations to international stocks by reducing their exposure to U.S. stocks. International stocks have historically accounted for about 20% of a Target Retirement Fund’s equity exposure. We plan to raise that allocation to about 30%.

Our research suggests that a higher international allocation can potentially provide better risk-return properties.

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In a related change, we will replace the three international stock funds currently used in the Target Retirement Funds with a single fund, Vanguard Total International Stock Index Fund. The fund will include both the large-capitalization stocks held by the current international funds and small-and mid-capitalization stocks, enhancing its diversification. Unlike the funds it replaces, the new fund also includes Canadian stocks.

An upbeat end to a worrisome 12 months
Although global stock markets traced a ragged trajectory, they ultimately gained ground for the 12 months ended September 30. Europe’s sovereign debt crisis and a dispiriting lack of vigor in the U.S. economy weighed on stock prices through the spring and summer. In September, however, investor sentiment perked up, buoyed by continued signs of strength in corporate financial statements. The broad U.S. stock market rallied to close the period with a return of more than 11%. Small-capitalization stocks finished a few steps ahead of their large-cap counterparts.

International stock markets were a mixed bag: middling returns in Europe, stagnation in the Pacific region’s developed markets, and a return of more than 20% from emerging markets. The combined result, as measured by the MSCI All Country World Index ex USA, was a 12-month return of 8%.

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	10.75%	-6.79%	0.86%
Russell 2000 Index (Small-caps)	13.35	-4.29	1.60
Dow Jones U.S. Total Stock Market Index	11.51	-6.12	1.37
MSCI All Country World Index ex USA (International)	8.00	-6.98	4.72

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.16%	7.42%	6.20%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.81	6.04	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.01	2.47

CPI
Consumer Price Index	1.14%	1.57%	1.90%

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Bond prices rallied, driving yields to surprising lows
Bonds produced strong 12-month returns, a gratifying performance that nevertheless raised questions about the prospects for total returns in a fixed income market where yields hovered near all-time lows. At the start of the period, the 10-year U.S. Treasury note yielded 3.31%; at the end, the figure was 2.51% as investors bid up bond prices. As yields move lower, of course, the scope for continued declines—and the attendant rise in prices—diminishes. Corporate bonds performed best for the 12 months. Municipal bonds delivered solid, but more modest, returns.

As has been the case for almost two years now, the yields of money market securities remained near 0%, a consequence of the Federal Reserve Board’s efforts to stimulate the economy by keeping a tight lid on borrowing costs.

Equities led returns
The Vanguard Target Retirement Funds combine holdings in stock, bond, and money market funds with weightings that are consistent with an investor’s progress toward retirement. Funds for those with a more distant retirement date have a greater concentration in equities, which over the long term are likely to produce higher returns than bonds, albeit with more volatile ups and downs. For those investors

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement 2030 Fund	0.19%	1.33%
Target Retirement 2035 Fund	0.19	1.35
Target Retirement 2040 Fund	0.19	1.35
Target Retirement 2045 Fund	0.19	1.35
Target Retirement 2050 Fund	0.19	1.35
Target Retirement 2055 Fund	0.19	1.35

The fund expense figures shown—drawn from the prospectus dated August 18, 2010—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2010, the annualized acquired fund fees and expenses were 0.19% for the 2030 Fund, 0.19% for the 2035 Fund, 0.19% for the 2040 Fund, 0.19% for the 2045 Fund, 0.19% for the 2050 Fund, and 0.22% for the 2055 Fund.

Peer groups are the composite averages listed on page 1. Their expense figures are derived by applying the funds’ target allocations to the average expense ratios of the following mutual fund peer groups: fixed income funds, general equity funds, international funds, and emerging markets funds. Average expense ratios for these groups are derived from data provided by Lipper Inc. and capture information through year-end 2009.

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who expect to retire sooner, the funds become more conservative in their asset allocation, with a higher weighting in bonds.

For investors in the six funds covered in this report, retirement is decades away. As a result, these funds are geared toward generating strong returns with a heavy allocation in U.S. and international equities. As of September 30, the five most aggressive funds held about 72% of their assets in U.S. stocks, 18% in international equities, including emerging markets, and the remaining 10% in bonds. The 2030 fund, aimed at investors with a closer retirement date, was more conservative, with about 66% of its assets in U.S. equities, about 16% in international stocks, and 18% in bonds.

Total Returns
Inception Through September 30, 2010

Average
Annual Return
Target Retirement 2030 Fund (Returns since inception: 6/7/2006)	2.13%
Target 2030 Composite Index	2.09
Target 2030 Composite Average	1.49
Target Retirement 2035 Fund (Returns since inception: 10/27/2003)	4.86%
Target 2035 Composite Index	4.87
Target 2035 Composite Average	4.33
Target Retirement 2040 Fund (Returns since inception: 6/7/2006)	1.68%
Target 2040 Composite Index	1.58
Target 2040 Composite Average	1.05
Target Retirement 2045 Fund (Returns since inception: 10/27/2003)	5.31%
Target 2045 Composite Index	5.30
Target 2045 Composite Average	4.76
Target Retirement 2050 Fund (Returns since inception: 6/7/2006)	1.79%
Target 2050 Composite Index	1.68
Target 2050 Composite Average	1.15

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The Target Retirement 2055 Fund is not listed because the fund has operated for less than three years.

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All six funds, which had relatively high concentrations in U.S. and international stocks, benefited from the markets’ strong performance this fall. The five funds that operated for the full year all generated total returns in excess of 10%. The best performer was the 2050 fund, which had the highest concentration in equities and produced a return of 10.26%. The 2030 fund had the lowest return at 10.21%. And the newly created 2055 fund turned in a 4.90% return after about two months in existence.

The Target Retirement Funds in this report invest in five Vanguard funds. Among those underlying funds the best return (nearly 20%) was produced by Vanguard Emerging Markets Stock Index Fund. Consistent with the relatively modest size of these markets, however, the Target Retirement Funds have small allocations to this fund—5% or less—limiting its impact on performance. The second-highest return came from Vanguard Total Stock Market Index Fund (about 11%), which accounted for two-thirds or more of the holdings in all six funds. The weakest contributor was Vanguard European Stock Index Fund, whose Investor Shares generated a total return of just 2.25% as concerns over the sovereign debt crisis in Europe mounted.

Low costs and indexing make for a successful strategy
All of the Vanguard Target Retirement Funds produced 12-month returns in line with those of their composite indexes, as we would expect, but fell a few steps behind their peer-group benchmarks. These are hypothetical portfolios with the same allocation as their respective Target Retirement Funds, but in which the returns of each asset class are represented by the average returns of the relevant mutual funds—U.S. stock funds, international stock funds, and so on.

In general, this benchmark can help you assess whether you would have been better off implementing a particular asset allocation with Vanguard’s low-cost, index-fund-oriented strategy or with the actively managed funds that make up most of the peer groups. Although Vanguard’s approach trailed during the past fiscal year, it has on average produced superior returns since the funds’ inceptions.

Powerful principles for retirement investing
The financial markets have generated a tumultuous ride for investors over the last year. Continued high unemployment in the U.S. along with worries about the financial stability of some European nations hurt

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market performance for some of that time. But as investor confidence revived toward the end of the period, stock market investors were rewarded with double-digit returns.

A prudent response to such uncertainty is to hold a low-cost portfolio that is well-diversified within asset classes and balanced among them, principles that are the foundation of the Vanguard Target Retirement Funds. The funds represent Vanguard’s best thinking about how to benefit from long-term opportunities for growth while controlling risk as you save for retirement and then manage those savings after you’ve left the workforce.

The funds can be an excellent choice for any investor, particularly those who lack the time or interest required for a hands-on approach to their portfolios.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2010

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Your Fund’s Performance at a Glance
September 30, 2009, Through September 30, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Target Retirement 2030 Fund	$18.84	$20.36	$0.386	$0.000
Target Retirement 2035 Fund	$11.31	$12.22	$0.238	$0.000
Target Retirement 2040 Fund	$18.52	$20.03	$0.368	$0.000
Target Retirement 2045 Fund	$11.70	$12.64	$0.246	$0.000
Target Retirement 2050 Fund	$18.58	$20.10	$0.371	$0.000
Target Retirement 2055 Fund
(Inception: 8/18/2010)	$20.00	$20.98	$0.000	$0.000

Asset Allocation on September 30, 2010
			Short-Term
	Stocks	Bonds	Reserves
Target Retirement 2030 Fund	82.1%	17.9%	0.0%
Target Retirement 2035 Fund	89.6%	10.4%	0.0%
Target Retirement 2040 Fund	90.0%	10.0%	0.0%
Target Retirement 2045 Fund	90.0%	10.0%	0.0%
Target Retirement 2050 Fund	90.0%	10.0%	0.0%
Target Retirement 2055 Fund	90.0%	10.0%	0.0%

Note: As of September 30, 2010, international stock weightings for the 2030, 2035, 2040, 2045, 2050, and 2055 Funds were 16%, 18%, 18%,
18%, 18%, and 18% of assets, respectively.

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Target Retirement 2030 Fund

Fund Profile
As of September 30, 2010

Total Fund Characteristics

Ticker Symbol	VTHRX
30-Day SEC Yield	2.13%
Acquired Fund Fees and Expenses[1]	0.19%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	65.7%
Vanguard Total Bond Market II Index Fund
Investor Shares	17.9
Vanguard European Stock Index Fund
Investor Shares	8.0
Vanguard Pacific Stock Index Fund
Investor Shares	4.2
Vanguard Emerging Markets Stock Index
Fund Investor Shares	4.2

Total Fund Volatility Measures
		DJ
	Target 2030	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.00	0.88
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 18, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2010, the annualized acquired fund fees and expenses were 0.19%.

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Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
		Since	Final Value
	One	Inception	of a $10,000
	Year	(6/7/2006)	Investment
Target Retirement 2030 Fund	10.21%	2.13%	$10,952
Dow Jones U.S. Total Stock Market
Index	11.51	0.58	10,251
Target 2030 Composite Index	10.36	2.09	10,934
Target 2030 Composite Average	10.97	1.49	10,658

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target 2030 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the fixed income funds average, general equity funds average, international funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

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Target Retirement 2030 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2010

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Target Retirement 2030 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (65.6%)
Vanguard Total Stock Market Index Fund Investor Shares	150,779,647	4,283,650

International Stock Funds (16.4%)
Vanguard European Stock Index Fund Investor Shares	20,073,514	520,707
Vanguard Pacific Stock Index Fund Investor Shares	27,029,848	274,623
Vanguard Emerging Markets Stock Index Fund Investor Shares	9,573,725	274,192
		1,069,522
Bond Fund (17.9%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	108,480,534	1,170,505
Total Investment Companies (Cost $6,361,616)		6,523,677
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.261% (Cost $1,301)	1,301,294	1,301
Total Investments (99.9%) (Cost $6,362,917)		6,524,978
Other Assets and Liabilities (0.1%)
Other Assets		60,444
Liabilities		(52,658)
		7,786
Net Assets (100%)
Applicable to 320,811,236 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		6,532,764
Net Asset Value Per Share		$20.36

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Target Retirement 2030 Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	6,316,564
Undistributed Net Investment Income	75,022
Accumulated Net Realized Losses	(20,883)
Unrealized Appreciation (Depreciation)	162,061
Net Assets	6,532,764

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2030 Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Income Distributions Received	122,297
Net Investment Income—Note B	122,297
Realized Net Gain (Loss) on Investment Securities Sold	(20,358)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	427,057
Net Increase (Decrease) in Net Assets Resulting from Operations	528,996

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	122,297	77,794
Realized Net Gain (Loss)	(20,358)	3,788
Change in Unrealized Appreciation (Depreciation)	427,057	154,208
Net Increase (Decrease) in Net Assets Resulting from Operations	528,996	235,790
Distributions
Net Investment Income	(91,755)	(63,644)
Realized Capital Gain	—	—
Total Distributions	(91,755)	(63,644)
Capital Share Transactions
Issued	2,832,104	1,793,675
Issued in Lieu of Cash Distributions	91,300	63,446
Redeemed	(831,107)	(385,086)
Net Increase (Decrease) from Capital Share Transactions	2,092,297	1,472,035
Total Increase (Decrease)	2,529,538	1,644,181
Net Assets
Beginning of Period	4,003,226	2,359,045
End of Period[1]	6,532,764	4,003,226
1 Net Assets—End of Period includes undistributed net investment income of $75,022,000 and $44,480,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2030 Fund

Financial Highlights

					June 7,
					2006[1] to
For a Share Outstanding		Year Ended September 30,			Sept. 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$18.84	$19.63	$24.74	$21.25	$20.00
Investment Operations
Net Investment Income	.453[2]	.466[2]	.522[2]	.490[2]	.170[2]
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.453	(.793)	(5.262)	3.190	1.080
Total from Investment Operations	1.906	(.327)	(4.740)	3.680	1.250
Distributions
Dividends from Net Investment Income	(.386)	(.463)	(.370)	(.190)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.386)	(.463)	(.370)	(.190)	—
Net Asset Value, End of Period	$20.36	$18.84	$19.63	$24.74	$21.25

Total Return[3]	10.21%	-1.13%	-19.43%	17.40%	6.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,533	$4,003	$2,359	$1,103	$69
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.19%	0.21%	0.19%	0.21%	0.21%[4]
Ratio of Net Investment Income to
Average Net Assets	2.32%	2.92%	2.35%	2.10%	1.81%[4]
Portfolio Turnover Rate	9%	13%[5]	6%	4%	13%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

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Target Retirement 2030 Fund

For tax purposes, at September 30, 2010, the fund had $75,038,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $535,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $2,078,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At September 30, 2010, the cost of investment securities for tax purposes was $6,381,203,000. Net unrealized appreciation of investment securities for tax purposes was $143,775,000, consisting of unrealized gains of $196,716,000 on securities that had risen in value since their purchase and $52,941,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2010, the fund purchased $2,563,607,000 of investment securities and sold $443,049,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	146,170	112,709
Issued in Lieu of Cash Distributions	4,692	4,133
Redeemed	(42,500)	(24,572)
Net Increase (Decrease) in Shares Outstanding	108,362	92,270

G. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements. In September 2010, the board of trustees approved changes in the fund’s international investments. In October 2010, the fund’s three international stock fund investments, Vanguard European Stock Index, Pacific Stock Index and Emerging Markets Stock Index Funds, were replaced by an investment in Vanguard Total International Stock Index Fund. In addition, the fund’s target international equity allocation will be increased from 20% to 30% of its total equity allocation.

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Target Retirement 2035 Fund

Fund Profile
As of September 30, 2010

Total Fund Characteristics

Ticker Symbol	VTTHX
30-Day SEC Yield	2.15%
Acquired Fund Fees and Expenses[1]	0.19%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	71.7%
Vanguard Total Bond Market II Index Fund
Investor Shares	10.4
Vanguard European Stock Index Fund
Investor Shares	8.7
Vanguard Pacific Stock Index Fund
Investor Shares	4.6
Vanguard Emerging Markets Stock Index
Fund Investor Shares	4.6

Total Fund Volatility Measures
		DJ
	Target 2035	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.01	0.93
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 18, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2010, the annualized acquired fund fees and expenses were 0.19%.

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Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement 2035 Fund	10.24%	2.17%	4.86%	$13,888
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	4.47	13,538
Target 2035 Composite Index	10.38	2.15	4.87	13,905
Target 2035 Composite Average	10.95	1.64	4.33	13,412

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target 2035 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the fixed income funds average, general equity funds average, international funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

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Target Retirement 2035 Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2010

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Target Retirement 2035 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (71.6%)
Vanguard Total Stock Market Index Fund Investor Shares	232,379,938	6,601,914

International Stock Funds (17.9%)
Vanguard European Stock Index Fund Investor Shares	30,967,817	803,305
Vanguard Pacific Stock Index Fund Investor Shares	41,917,947	425,887
Vanguard Emerging Markets Stock Index Fund Investor Shares	14,835,716	424,895
		1,654,087
Bond Fund (10.4%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	88,903,242	959,266
Total Investment Companies (Cost $9,075,791)		9,215,267
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.261% (Cost $2,480)	2,480,313	2,480
Total Investments (99.9%) (Cost $9,078,271)		9,217,747
Other Assets and Liabilities (0.1%)
Other Assets		28,494
Liabilities		(23,704)
		4,790
Net Assets (100%)
Applicable to 754,612,330 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		9,222,537
Net Asset Value Per Share		$12.22

22

Target Retirement 2035 Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	9,034,162
Undistributed Net Investment Income	101,728
Accumulated Net Realized Losses	(52,829)
Unrealized Appreciation (Depreciation)	139,476
Net Assets	9,222,537

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

23

Target Retirement 2035 Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Income Distributions Received	178,970
Net Investment Income—Note B	178,970
Realized Net Gain (Loss) on Investment Securities Sold	(20,809)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	627,991
Net Increase (Decrease) in Net Assets Resulting from Operations	786,152

See accompanying Notes, which are an integral part of the Financial Statements.

24

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	178,970	140,445
Realized Net Gain (Loss)	(20,809)	(12,432)
Change in Unrealized Appreciation (Depreciation)	627,991	99,154
Net Increase (Decrease) in Net Assets Resulting from Operations	786,152	227,167
Distributions
Net Investment Income	(151,112)	(135,526)
Realized Capital Gain	—	—
Total Distributions	(151,112)	(135,526)
Capital Share Transactions
Issued	2,894,667	2,112,231
Issued in Lieu of Cash Distributions	150,664	135,056
Redeemed	(1,238,082)	(588,457)
Net Increase (Decrease) from Capital Share Transactions	1,807,249	1,658,830
Total Increase (Decrease)	2,442,289	1,750,471
Net Assets
Beginning of Period	6,780,248	5,029,777
End of Period[1]	9,222,537	6,780,248
1 Net Assets—End of Period includes undistributed net investment income of $101,728,000 and $73,870,000.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Target Retirement 2035 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.31	$11.90	$15.25	$13.18	$12.22
Investment Operations
Net Investment Income	.250	.273[1]	.293	.270	.280[1]
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	.898	(.564)	(3.353)	2.060	.890
Total from Investment Operations	1.148	(.291)	(3.060)	2.330	1.170
Distributions
Dividends from Net Investment Income	(.238)	(.299)	(.290)	(.260)	(.210)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.238)	(.299)	(.290)	(.260)	(.210)
Net Asset Value, End of Period	$12.22	$11.31	$11.90	$15.25	$13.18

Total Return[2]	10.24%	-1.85%	-20.42%	17.87%	9.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,223	$6,780	$5,030	$4,553	$2,562
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.19%	0.21%	0.18%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.24%	2.88%	2.28%	2.09%	2.21%
Portfolio Turnover Rate	6%	9%[3]	10%	1%	14%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest ates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine he fair value of investments).

At September 30, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

27

Target Retirement 2035 Fund

For tax purposes, at September 30, 2010, the fund had $101,847,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $32,138,000 to offset future net capital gains of $9,886,000 through September 30, 2015, $9,228,000 through September 30, 2017, and $13,024,000 through September 30, 2018. In addition, the fund realized losses of $9,258,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At September 30, 2010, the cost of investment securities for tax purposes was $9,089,824,000. Net unrealized appreciation of investment securities for tax purposes was $127,923,000, consisting of unrealized gains of $170,956,000 on securities that had risen in value since their purchase and $43,033,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2010, the fund purchased $2,282,732,000 of investment securities and sold $446,236,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	247,766	224,509
Issued in Lieu of Cash Distributions	12,855	14,793
Redeemed	(105,300)	(62,583)
Net Increase (Decrease) in Shares Outstanding	155,321	176,719

G. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements. In September 2010, the board of trustees approved changes in the fund’s international investments. In October 2010, the fund’s three international stock fund investments, Vanguard European Stock Index, Pacific Stock Index and Emerging Markets Stock Index Funds, were replaced by an investment in Vanguard Total International Stock Index Fund. In addition, the fund’s target international equity allocation will be increased from 20% to 30% of its total equity allocation.

28

Target Retirement 2040 Fund

Fund Profile
As of September 30, 2010

Total Fund Characteristics

Ticker Symbol	VFORX
30-Day SEC Yield	2.15%
Acquired Fund Fees and Expenses[1]	0.19%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	72.0%
Vanguard Total Bond Market II Index Fund
Investor Shares	10.0
Vanguard European Stock Index Fund
Investor Shares	8.8
Vanguard Pacific Stock Index Fund
Investor Shares	4.6
Vanguard Emerging Markets Stock Index
Fund Investor Shares	4.6

Total Fund Volatility Measures
		DJ
	Target 2040	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.00	0.93
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 18, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2010, the annualized acquired fund fees and expenses were 0.19%.

29

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
		Since	Final Value
	One	Inception	of a $10,000
	Year	(6/7/2006)	Investment
Target Retirement 2040 Fund	10.23%	1.68%	$10,746
Dow Jones U.S. Total Stock Market
Index	11.51	0.58	10,251
Target 2040 Composite Index	10.38	1.58	10,700
Target 2040 Composite Average	10.95	1.05	10,460

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Target 2040 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the fixed income funds average, general equity funds average, international funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

30

Target Retirement 2040 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2010

31

Target Retirement 2040 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (71.9%)
Vanguard Total Stock Market Index Fund Investor Shares	96,888,549	2,752,604

International Stock Funds (18.0%)
Vanguard European Stock Index Fund Investor Shares	12,902,646	334,695
Vanguard Pacific Stock Index Fund Investor Shares	17,395,229	176,735
Vanguard Emerging Markets Stock Index Fund Investor Shares	6,167,252	176,630
		688,060
Bond Fund (10.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	35,501,011	383,056
Total Investment Companies (Cost $3,645,768)		3,823,720
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.261% (Cost $1,551)	1,551,000	1,551
Total Investments (99.9%) (Cost $3,647,319)		3,825,271
Other Assets and Liabilities (0.1%)
Other Assets		72,971
Liabilities		(67,369)
		5,602
Net Assets (100%)
Applicable to 191,278,300 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		3,830,873
Net Asset Value Per Share		$20.03

32

Target Retirement 2040 Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	3,640,460
Undistributed Net Investment Income	39,218
Accumulated Net Realized Losses	(26,757)
Unrealized Appreciation (Depreciation)	177,952
Net Assets	3,830,873

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

33

Target Retirement 2040 Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Income Distributions Received	69,272
Net Investment Income—Note B	69,272
Realized Net Gain (Loss) on Investment Securities Sold	(26,008)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	260,556
Net Increase (Decrease) in Net Assets Resulting from Operations	303,820

See accompanying Notes, which are an integral part of the Financial Statements.

34

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	69,272	41,269
Realized Net Gain (Loss)	(26,008)	5,132
Change in Unrealized Appreciation (Depreciation)	260,556	134,533
Net Increase (Decrease) in Net Assets Resulting from Operations	303,820	180,934
Distributions
Net Investment Income	(52,010)	(31,267)
Realized Capital Gain	—	—
Total Distributions	(52,010)	(31,267)
Capital Share Transactions
Issued	1,771,872	1,184,150
Issued in Lieu of Cash Distributions	51,808	31,205
Redeemed	(574,648)	(234,075)
Net Increase (Decrease) from Capital Share Transactions	1,249,032	981,280
Total Increase (Decrease)	1,500,842	1,130,947
Net Assets
Beginning of Period	2,330,031	1,199,084
End of Period[1]	3,830,873	2,330,031
1 Net Assets—End of Period includes undistributed net investment income of $39,218,000 and $23,735,000.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Target Retirement 2040 Fund

Financial Highlights

					June 7,
					2006[1] to
For a Share Outstanding			Year Ended September 30,		Sept. 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$18.52	$19.36	$24.70	$21.13	$20.00
Investment Operations
Net Investment Income	.393	.435[2]	.494[2]	.460[2]	.160[2]
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.485	(.849)	(5.464)	3.290	.970
Total from Investment Operations	1.878	(.414)	(4.970)	3.750	1.130
Distributions
Dividends from Net Investment Income	(.368)	(.426)	(.370)	(.180)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.368)	(.426)	(.370)	(.180)	—
Net Asset Value, End of Period	$20.03	$18.52	$19.36	$24.70	$21.13

Total Return[3]	10.23%	-1.61%	-20.40%	17.83%	5.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,831	$2,330	$1,199	$513	$32
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.19%	0.21%	0.19%	0.21%	0.21%[4]
Ratio of Net Investment Income to
Average Net Assets	2.23%	2.78%	2.24%	1.99%	1.72%[4]
Portfolio Turnover Rate	7%	9%[5]	4%	4%	0%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences are primarily attributed to tax deferral of losses on wash sales and will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

37

Target Retirement 2040 Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,779,000 from undistributed net investment income, and $749,000 from accumulated net realized losses, to paid-in capital.

For tax purposes, at September 30, 2010, the fund had $39,218,000 of ordinary income available for distribution. The fund realized losses of $656,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At September 30, 2010, the cost of investment securities for tax purposes was $3,673,420,000. Net unrealized appreciation of investment securities for tax purposes was $151,851,000, consisting of unrealized gains of $186,846,000 on securities that had risen in value since their purchase and $34,995,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2010, the fund purchased $1,481,612,000 of investment securities and sold $218,030,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	92,527	77,026
Issued in Lieu of Cash Distributions	2,698	2,090
Redeemed	(29,778)	(15,227)
Net Increase (Decrease) in Shares Outstanding	65,447	63,889

G. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements. In September 2010, the board of trustees approved changes in the fund’s international investments. In October 2010, the fund’s three international stock fund investments, Vanguard European Stock Index, Pacific Stock Index and Emerging Markets Stock Index Funds, were replaced by an investment in Vanguard Total International Stock Index Fund. In addition, the fund’s target international equity allocation will be increased from 20% to 30% of its total equity allocation.

38

Target Retirement 2045 Fund

Fund Profile
As of September 30, 2010

Total Fund Characteristics

Ticker Symbol	VTIVX
30-Day SEC Yield	2.15%
Acquired Fund Fees and Expenses[1]	0.19%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	72.0%
Vanguard Total Bond Market II Index Fund
Investor Shares	10.0
Vanguard European Stock Index Fund
Investor Shares	8.8
Vanguard Pacific Stock Index Fund
Investor Shares	4.6
Vanguard Emerging Markets Stock Index
Fund Investor Shares	4.6

Total Fund Volatility Measures
		DJ
	Target 2045	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.00	0.93
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 18, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2010, the annualized acquired fund fees and expenses were 0.19%.

39

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement 2045 Fund	10.23%	2.38%	5.31%	$14,307
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	4.47	13,538
Target 2045 Composite Index	10.38	2.32	5.30	14,304
Target 2045 Composite Average	10.95	1.82	4.76	13,796

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target 2045 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the fixed income funds average, general equity funds average, international funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

40

Target Retirement 2045 Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2010

41

Target Retirement 2045 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (71.8%)
Vanguard Total Stock Market Index Fund Investor Shares	124,301,858	3,531,416

International Stock Funds (18.1%)
Vanguard European Stock Index Fund Investor Shares	16,657,822	432,104
Vanguard Pacific Stock Index Fund Investor Shares	22,461,124	228,205
Vanguard Emerging Markets Stock Index Fund Investor Shares	7,940,214	227,408
		887,717
Bond Fund (10.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	45,570,722	491,708
Total Investment Companies (Cost $4,796,054)		4,910,841
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.261% (Cost $1,693)	1,693,259	1,693
Total Investments (99.9%) (Cost $4,797,747)		4,912,534
Other Assets and Liabilities (0.1%)
Other Assets		14,652
Liabilities		(9,073)
		5,579
Net Assets (100%)
Applicable to 388,973,110 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,918,113
Net Asset Value Per Share		$12.64

42

Target Retirement 2045 Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	4,768,072
Undistributed Net Investment Income	53,859
Accumulated Net Realized Losses	(18,605)
Unrealized Appreciation (Depreciation)	114,787
Net Assets	4,918,113

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

43

Target Retirement 2045 Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Income Distributions Received	94,717
Net Investment Income—Note B	94,717
Realized Net Gain (Loss) on Investment Securities Sold	(15,689)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	334,427
Net Increase (Decrease) in Net Assets Resulting from Operations	413,455

See accompanying Notes, which are an integral part of the Financial Statements.

44

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	94,717	71,941
Realized Net Gain (Loss)	(15,689)	5,006
Change in Unrealized Appreciation (Depreciation)	334,427	79,123
Net Increase (Decrease) in Net Assets Resulting from Operations	413,455	156,070
Distributions
Net Investment Income	(79,441)	(66,481)
Realized Capital Gain	—	—
Total Distributions	(79,441)	(66,481)
Capital Share Transactions
Issued	1,660,216	1,270,551
Issued in Lieu of Cash Distributions	79,243	66,252
Redeemed	(715,190)	(359,392)
Net Increase (Decrease) from Capital Share Transactions	1,024,269	977,411
Total Increase (Decrease)	1,358,283	1,067,000
Net Assets
Beginning of Period	3,559,830	2,492,830
End of Period[1]	4,918,113	3,559,830
1 Net Assets—End of Period includes undistributed net investment income of $53,859,000 and $38,583,000.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Target Retirement 2045 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.70	$12.29	$15.75	$13.60	$12.47
Investment Operations
Net Investment Income	.257	.281[1]	.303	.280	.270[1]
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	.929	(.570)	(3.463)	2.130	1.050
Total from Investment Operations	1.186	(.289)	(3.160)	2.410	1.320
Distributions
Dividends from Net Investment Income	(.246)	(.301)	(.300)	(.250)	(.190)
Distributions from Realized Capital Gains	—	—	—	(.010)	—
Total Distributions	(.246)	(.301)	(.300)	(.260)	(.190)
Net Asset Value, End of Period	$12.64	$11.70	$12.29	$15.75	$13.60

Total Return[2]	10.23%	-1.77%	-20.42%	17.90%	10.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,918	$3,560	$2,493	$2,204	$1,186
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.19%	0.21%	0.18%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.24%	2.86%	2.28%	2.08%	2.03%
Portfolio Turnover Rate	6%	10%[3]	9%	1%	3%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

47

Target Retirement 2045 Fund

For tax purposes, at September 30, 2010, the fund had $54,011,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $3,064,000 to offset future net capital gains of $2,203,000 through September 30, 2017, and $861,000 through September 30, 2018. In addition, the fund realized losses of $2,465,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At September 30, 2010, the cost of investment securities for tax purposes was $4,810,975,000. Net unrealized appreciation of investment securities for tax purposes was $101,559,000, consisting of unrealized gains of $132,789,000 on securities that had risen in value since their purchase and $31,230,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2010, the fund purchased $1,279,155,000 of investment securities and sold $241,435,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	137,147	131,286
Issued in Lieu of Cash Distributions	6,538	7,018
Redeemed	(58,872)	(36,910)
Net Increase (Decrease) in Shares Outstanding	84,813	101,394

G. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements. In September 2010, the board of trustees approved changes in the fund’s international investments. In October 2010, the fund’s three international stock fund investments, Vanguard European Stock Index, Pacific Stock Index and Emerging Markets Stock Index Funds, were replaced by an investment in Vanguard Total International Stock Index Fund. In addition, the fund’s target international equity allocation will be increased from 20% to 30% of its total equity allocation.

48

Target Retirement 2050 Fund

Fund Profile
As of September 30, 2010

Total Fund Characteristics

Ticker Symbol	VFIFX
30-Day SEC Yield	2.15%
Acquired Fund Fees and Expenses[1]	0.19%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	72.0%
Vanguard Total Bond Market II Index Fund
Investor Shares	10.0
Vanguard European Stock Index Fund
Investor Shares	8.8
Vanguard Pacific Stock Index Fund
Investor Shares	4.6
Vanguard Emerging Markets Stock Index
Fund Investor Shares	4.6

Total Fund Volatility Measures
		DJ
	Target 2050	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.00	0.93
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 18, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2010, the annualized acquired fund fees and expenses were 0.19%.

49

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
		Since	Final Value
	One	Inception	of a $10,000
	Year	(6/7/2006)	Investment
Target Retirement 2050 Fund	10.26%	1.79%	$10,794
Dow Jones U.S. Total Stock Market
Index	11.51	0.58	10,251
Target 2050 Composite Index	10.38	1.68	10,747
Target 2050 Composite Average	10.95	1.15	10,506

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target 2050 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the fixed income funds average, general equity funds average, international funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

50

Target Retirement 2050 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2010

51

Target Retirement 2050 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (71.8%)
Vanguard Total Stock Market Index Fund Investor Shares	38,343,567	1,089,341

International Stock Funds (18.0%)
Vanguard European Stock Index Fund Investor Shares	5,125,497	132,956
Vanguard Pacific Stock Index Fund Investor Shares	6,916,747	70,274
Vanguard Emerging Markets Stock Index Fund Investor Shares	2,444,670	70,015
		273,245
Bond Fund (9.9%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	14,013,826	151,209
Total Investment Companies (Cost $1,413,527)		1,513,795
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.261% (Cost $1,231)	1,231,175	1,231
Total Investments (99.8%) (Cost $1,414,758)		1,515,026
Other Assets and Liabilities (0.2%)
Other Assets		6,366
Liabilities		(4,084)
		2,282
Net Assets (100%)
Applicable to 75,506,385 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,517,308
Net Asset Value Per Share		$20.10

52

Target Retirement 2050 Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	1,414,747
Undistributed Net Investment Income	16,091
Accumulated Net Realized Losses	(13,798)
Unrealized Appreciation (Depreciation)	100,268
Net Assets	1,517,308

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

53

Target Retirement 2050 Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Income Distributions Received	27,183
Net Investment Income—Note B	27,183
Realized Net Gain (Loss) on Investment Securities Sold	(13,176)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	104,504
Net Increase (Decrease) in Net Assets Resulting from Operations	118,511

See accompanying Notes, which are an integral part of the Financial Statements.

54

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,183	15,677
Realized Net Gain (Loss)	(13,176)	1,753
Change in Unrealized Appreciation (Depreciation)	104,504	68,983
Net Increase (Decrease) in Net Assets Resulting from Operations	118,511	86,413
Distributions
Net Investment Income	(20,292)	(11,083)
Realized Capital Gain	—	—
Total Distributions	(20,292)	(11,083)
Capital Share Transactions
Issued	809,016	561,043
Issued in Lieu of Cash Distributions	20,210	11,001
Redeemed	(333,882)	(132,211)
Net Increase (Decrease) from Capital Share Transactions	495,344	439,833
Total Increase (Decrease)	593,563	515,163
Net Assets
Beginning of Period	923,745	408,582
End of Period[1]	1,517,308	923,745
1 Net Assets—End of Period includes undistributed net investment income of $16,091,000 and $9,200,000.

See accompanying Notes, which are an integral part of the Financial Statements.

55

Target Retirement 2050 Fund

Financial Highlights

					June 7,
					2006[1] to
For a Share Outstanding			Year Ended September 30,		Sept. 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$18.58	$19.43	$24.79	$21.24	$20.00
Investment Operations
Net Investment Income	.399	.431[2]	.503[2]	.480[2]	.170[2]
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.492	(.866)	(5.493)	3.290	1.070
Total from Investment Operations	1.891	(.435)	(4.990)	3.770	1.240
Distributions
Dividends from Net Investment Income	(.371)	(.415)	(.370)	(.220)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.371)	(.415)	(.370)	(.220)	—
Net Asset Value, End of Period	$20.10	$18.58	$19.43	$24.79	$21.24

Total Return[3]	10.26%	-1.73%	-20.41%	17.85%	6.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,517	$924	$409	$192	$12
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.19%	0.21%	0.19%	0.21%	0.21%[4]
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.74%	2.27%	2.04%	1.88%[4]
Portfolio Turnover Rate	10%	8%[5]	4%	2%	0%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

56

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences are primarily attributed to tax deferral of losses on wash sales and will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

57

Target Retirement 2050 Fund

For tax purposes, at September 30, 2010, the fund had $16,093,000 of ordinary income available for distribution. The fund realized losses of $146,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At September 30, 2010, the cost of investment securities for tax purposes was $1,428,411,000. Net unrealized appreciation of investment securities for tax purposes was $86,615,000, consisting of unrealized gains of $100,268,000 on securities that had risen in value since their purchase and $13,653,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2010, the fund purchased $627,369,000 of investment securities and sold $125,952,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	42,109	36,496
Issued in Lieu of Cash Distributions	1,049	734
Redeemed	(17,367)	(8,548)
Net Increase (Decrease) in Shares Outstanding	25,791	28,682

G. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements. In September 2010, the board of trustees approved changes in the fund’s international investments. In October 2010, the fund’s three international stock fund investments, Vanguard European Stock Index, Pacific Stock Index and Emerging Markets Stock Index Funds, were replaced by an investment in Vanguard Total International Stock Index Fund. In addition, the fund’s target international equity allocation will be increased from 20% to 30% of its total equity allocation.

58

Target Retirement 2055 Fund

Fund Profile
As of September 30, 2010

Total Fund Characteristics

Ticker Symbol	VFFVX
30-Day SEC Yield	2.15%
Acquired Fund Fees and Expenses[1]	0.19%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	72.0%
Vanguard Total Bond Market II Index Fund
Investor Shares	10.0
Vanguard European Stock Index Fund
Investor Shares	8.8
Vanguard Pacific Stock Index Fund
Investor Shares	4.6
Vanguard Emerging Markets Stock Index
Fund Investor Shares	4.6

Fund Asset Allocation

1 This figure—drawn from the prospectus dated August 18, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2010, the annualized acquired fund fees and expenses were 0.22%.

59

Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

	Total Returns
	Period Ended September 30, 2010
	Since	Final Value
	Inception	of a $10,000
	(8/18/2010)	Investment
Target Retirement 2055 Fund	4.90%	$10,490
Dow Jones U.S. Total Stock Market
Index	5.16	10,516
Target Retirement 2055 Composite
Index	4.98	10,498
Target 2055 Composite Average	5.61	10,561

Target Retirement 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the MSCI Emerging Markets Index; for bonds, the Barclays Capital U.S. Aggregate Float Adjusted Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target 2055 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the fixed income funds average, general equity funds average, international funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): August 18, 2010, Through September 30, 2010

1 Performance for the fund and its comparative standards is calculated since the fund’s inception date: August 18, 2010.
See Financial Highlights for dividend and capital gains information.

60

Target Retirement 2055 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.5%)
U.S. Stock Fund (71.6%)
Vanguard Total Stock Market Index Fund Investor Shares	47,144	1,339

International Stock Funds (17.9%)
Vanguard European Stock Index Fund Investor Shares	6,280	163
Vanguard Pacific Stock Index Fund Investor Shares	8,463	86
Vanguard Emerging Markets Stock Index Fund Investor Shares	2,995	86
		335
Bond Fund (10.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	17,307	187
Total Investment Companies (Cost $1,805)		1,861
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.261% (Cost $1)	1,495	1
Total Investments (99.6%) (Cost $1,806)		1,862
Other Assets and Liabilities (0.4%)
Other Assets		27
Liabilities		(19)
		8
Net Assets (100%)
Applicable to 89,111 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,870
Net Asset Value Per Share		$20.98

61

Target Retirement 2055 Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	1,808
Undistributed Net Investment Income	6
Accumulated Net Realized Gains	—
Unrealized Appreciation (Depreciation)	56
Net Assets	1,870

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

62

Target Retirement 2055 Fund

Statement of Operations

August 18, 2010[1] to
September 30, 2010
($000)
Investment Income
Income
Income Distributions Received	6
Net Investment Income—Note B	6
Realized Net Gain (Loss) on Investment Securities Sold	—
Change in Unrealized Appreciation (Depreciation) of Investment Securities	56
Net Increase (Decrease) in Net Assets Resulting from Operations	62
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

63

Target Retirement 2055 Fund

Statement of Changes in Net Assets

August 18, 2010[1] to
September 30, 2010
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6
Realized Net Gain (Loss)	—
Change in Unrealized Appreciation (Depreciation)	56
Net Increase (Decrease) in Net Assets Resulting from Operations	62
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions
Issued	1,825
Issued in Lieu of Cash Distributions	—
Redeemed	(17)
Net Increase (Decrease) from Capital Share Transactions	1,808
Total Increase (Decrease)	1,870
Net Assets
Beginning of Period	—
End of Period[2]	1,870
1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $6,000.

See accompanying Notes, which are an integral part of the Financial Statements.

64

Target Retirement 2055 Fund

Financial Highlights

August 18, 2010[1] to
For a Share Outstanding Throughout the Period	September 30, 2010
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.063
Capital Gain Distributions Received	—
Net Realized and Unrealized Gain (Loss) on Investments	.917
Total from Investment Operations	.980
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$20.98

Total Return[2]	4.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.22%[3]
Ratio of Net Investment Income to Average Net Assets	2.73%[3]
Portfolio Turnover Rate	3%

1 Inception.
2 Total returns do not include account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

65

Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2010, and has concluded that no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended September 30, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

66

Target Retirement 2055 Fund

For tax purposes, at September 30, 2010, the fund had $6,000 of ordinary income available for distribution.

At September 30, 2010, the cost of investment securities for tax purposes was $1,806,000. Net unrealized appreciation of investment securities for tax purposes was $56,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. During the period ended September 30, 2010, the fund purchased $1,843,000 of investment securities and sold $39,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

August 18, 2010[1] to
September 30, 2010
Shares
(000)
Issued	90
Issued in Lieu of Cash Distributions	—
Redeemed	(1)
Net Increase (Decrease) in Shares Outstanding	89
1 Inception.

G. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements. In September 2010, the board of trustees approved changes in the fund’s international investments. In October 2010, the fund’s three international stock fund investments, Vanguard European Stock Index, Pacific Stock Index and Emerging Markets Stock Index Funds, were replaced by an investment in Vanguard Total International Stock Index Fund. In addition, the fund’s target international equity allocation will be increased from 20% to 30% of its total equity allocation.

67

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement 2030 Fund, Vanguard Target Retirement 2035 Fund, Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund and Vanguard Target Retirement 2055 Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement 2030 Fund, Vanguard Target Retirement 2035 Fund, Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, and Vanguard Target Retirement 2050 Fund at September 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, and the financial position of Vanguard Target Retirement 2055 Fund (collectively constituting six separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) at September 30, 2010 and the results of its operations, the changes in its net assets and the financial highlights for the period August 18, 2010 (commencement of operations) through September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 8, 2010

68

Special 2010 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2010, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
Target Retirement 2030 Fund	67,366
Target Retirement 2035 Fund	121,675
Target Retirement 2040 Fund	42,050
Target Retirement 2045 Fund	64,005
Target Retirement 2050 Fund	16,394
Target Retirement 2055 Fund	—

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement 2030 Fund	54.8%
Target Retirement 2035 Fund	61.2
Target Retirement 2040 Fund	61.8
Target Retirement 2045 Fund	61.4
Target Retirement 2050 Fund	62.6
Target Retirement 2055 Fund	91.0

69

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2010

		Since
	One	Inception
	Year	(6/7/2006)
Target Retirement 2030 Fund
Returns Before Taxes	10.21%	2.13%
Returns After Taxes on Distributions	9.78	1.77
Returns After Taxes on Distributions and Sale of Fund Shares	6.93	1.70

			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement 2035 Fund
Returns Before Taxes	10.24%	2.17%	4.86%
Returns After Taxes on Distributions	9.83	1.72	4.45
Returns After Taxes on Distributions and Sale of Fund Shares	6.98	1.71	4.07

70

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2010

		Since
	One	Inception
	Year	(6/7/2006)
Target Retirement 2040 Fund
Returns Before Taxes	10.23%	1.68%
Returns After Taxes on Distributions	9.84	1.36
Returns After Taxes on Distributions and Sale of Fund Shares	6.96	1.34

			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement 2045 Fund
Returns Before Taxes	10.23%	2.38%	5.31%
Returns After Taxes on Distributions	9.81	1.96	4.93
Returns After Taxes on Distributions and Sale of Fund Shares	6.98	1.91	4.49

		Since
	One	Inception
	Year	(6/7/2006)
Target Retirement 2050 Fund
Returns Before Taxes	10.26%	1.79%
Returns After Taxes on Distributions	9.87	1.46
Returns After Taxes on Distributions and Sale of Fund Shares	6.98	1.43

The Target Retirement 2055 Fund is not listed because the fund has operated for less than one year.

71

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

72

Six Months Ended September 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2010	9/30/2010	Period
Based on Actual Fund Return
Target Retirement 2030 Fund	$1,000.00	$1,008.42	$0.91
Target Retirement 2035 Fund	$1,000.00	$1,003.28	$0.95
Target Retirement 2040 Fund	$1,000.00	$1,004.01	$0.95
Target Retirement 2045 Fund	$1,000.00	$1,003.17	$0.95
Target Retirement 2050 Fund	$1,000.00	$1,004.00	$0.95
Based on Hypothetical 5% Yearly Return
Target Retirement 2030 Fund	$1,000.00	$1,024.17	$0.91
Target Retirement 2035 Fund	$1,000.00	$1,024.12	$0.96
Target Retirement 2040 Fund	$1,000.00	$1,024.12	$0.96
Target Retirement 2045 Fund	$1,000.00	$1,024.12	$0.96
Target Retirement 2050 Fund	$1,000.00	$1,024.12	$0.96

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.18%, 0.19%, 0.19%, 0.19%, and 0.19%. (The Target Retirement 2055 Fund is not listed because the fund has operated for less than six months.) The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

73

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

74

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at Vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080B 112010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2010: $182,000 Fiscal Year Ended September 30, 2009: $176,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2010: $3,607,060
Fiscal Year Ended September 30, 2009: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2010: $791,350
Fiscal Year Ended September 30, 2009: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2010: $336,090
Fiscal Year Ended September 30, 2009: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2010: $16,000
Fiscal Year Ended September 30, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2010: $352,090
Fiscal Year Ended September 30, 2009: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2010

VANGUARD CHESTER FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number
33-53683, Incorporated by Reference.